UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Royal Gold, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYAL GOLD, INC.
1660 Wynkoop Street, Suite 1000
Denver, Colorado 80202
303/573-1660
303/595-9385 (Fax)
info@royalgold.com (E-mail)
www.royalgold.com (Website)

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 17, 2010

* * * *

To the Stockholders of ROYAL GOLD, INC.:

                   NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Royal Gold, Inc. will be held at 9:30 a.m., on Wednesday, November 17, 2010, at the Oxford Hotel, Sage Room, 1600 Seventeenth Street, Denver, Colorado, USA, to:

    1.
    Elect two Class II Directors to serve until the 2013 Annual Meeting of Stockholders or until each such director's successor is elected and qualified;

    2.
    Approve amendments to the Company's 2004 Omnibus Long-Term Incentive Plan and, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, to re-approve the material terms of performance-based compensation;

    3.
    Ratify the appointment of Ernst & Young LLP as independent registered public accountants of the Company for the fiscal year ending June 30, 2011; and

    4.
    Transact any other business that may properly come before the meeting and any postponements or adjournments thereof.

                   All stockholders are cordially invited to attend the meeting; however, only stockholders of record as of the close of business on September 23, 2010, are entitled to vote at the meeting and any postponements or adjournments thereof. It is important that your shares are represented and voted at the Annual Meeting. For that reason, whether or not you expect to attend in person, please vote your shares by telephone or by Internet. If this proxy statement was mailed to you, you may also vote by marking, signing and returning the proxy card in the enclosed envelope. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS Karen P. Gross Vice President and Corporate Secretary

October 8, 2010

ROYAL GOLD, INC.
2010 Proxy Statement

Page
GENERAL INFORMATION	1
Stockholders Entitled to Vote	1
Internet Availability of Proxy Materials	1
Voting Your Shares	2
Royal Gold Common Stock	2
RG Exchangeco Inc. Exchangeable Shares	2
Revocation of Proxy or Voting Instruction Form	3
Quorum and Votes Required to Approve Proposals	3
Tabulation of Votes	4
Solicitation Costs	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS	7
Vote Required for Approval	7
Board of Directors' Recommendation	7
DIRECTORS AND OFFICERS INFORMATION	8
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	13
DIRECTOR COMPENSATION	17
EXECUTIVE COMPENSATION	19
Compensation, Nominating and Governance Committee Report	19
Compensation Discussion and Analysis	19
2010 SUMMARY COMPENSATION TABLE	28
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2010	30
OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR END	32
FISCAL YEAR 2010 OPTION EXERCISES AND STOCK VESTED	35
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	35
EQUITY COMPENSATION PLAN INFORMATION	39
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	39
PROPOSAL 2: APPROVE AMENDMENTS TO THE COMPANY'S 2004 OMNIBUS LONG-TERM INCENTIVE PLAN AND RE-APPROVE THE MATERIAL TERMS OF PERFORMANCE-BASED COMPENSATION	40
Vote Required for Approval	45
Board of Directors' Recommendation	46
AUDIT COMMITTEE AND RELATED MATTERS	47
Audit Committee Report	47
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	48
Pre-Approval Policies and Procedures	49
Vote Required for Approval	49
Board of Directors Recommendation	49
OTHER MATTERS	50
Stockholder Proposals for the 2011 Annual Meeting	50
APPENDIX A	A-1
2004 Omnibus Long-Term Incentive Plan	A-1

ROYAL GOLD, INC.
1660 Wynkoop Street, Suite 1000
Denver, Colorado 80202
303/573-1660
303/595-9385 (Fax)
info@royalgold.com (E-mail)
www.royalgold.com (Website)

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Stockholders Entitled to Vote

                   This Proxy Statement is furnished to holders of:

    •
    Royal Gold, Inc. common stock ("common stock"), and;

    •
    RG Exchangeco Inc. ("RG Exchangeco") exchangeable shares ("Exchangeable Shares");

Each in connection with the solicitation of proxies on behalf of the Board of Directors of Royal Gold, Inc. (the "Company" or "Royal Gold") to be voted at the 2010 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, November 17, 2010, at 9:30 a.m. Stockholders of record holding the following Royal Gold securities at the close of business on September 23, 2010 (the "Record Date") are entitled to vote at the Annual Meeting and at all postponements and adjournments thereof:

    •
    Common stock of the Company, par value $0.01 per share, of which there were 53,676,310 shares outstanding as of the Record Date and entitled to vote, and;

    •
    Exchangeable Shares, of which there were 1,605,312 shares outstanding as of the Record Date and entitled to vote pursuant to the terms of the Special Voting Preferred Stock of the Company described below.

Internet Availability of Proxy Materials

                   We are taking advantage of the Securities and Exchange Commission, or the SEC, rules that allow companies to furnish proxy materials to stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials, or "Notice," by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. The Notice instructs you on how to access and review the proxy statement and annual report, as well as how to submit your proxy over the Internet. The Notice will also identify the date, time and location of the annual meeting; the matters to be acted upon at the meeting and the Board of Directors' recommendation with regard to each matter; a toll-free number, e-mail address and a website where stockholders can request a paper or e-mail copy of the proxy statement, our annual report and a form of proxy relating to the annual meeting; information on how to access the form of proxy; and information on how to obtain directions to attend the meeting and vote in person.

                   We plan to mail the Notice to stockholders on or about October 8, 2010. A printed copy of this proxy statement, form of proxy card and annual report will be mailed to beneficial stockholders that hold greater than 1,000 shares of common stock, to all shareholders of record and to all shareholders of the Exchangeable Shares. We expect that mailing to begin on or about October 8, 2010.

 Voting Your Shares

Royal Gold Common Stock

                   Each share of Royal Gold common stock that you own entitles you to one vote. Your proxy card shows the number of shares of Royal Gold common stock that you own. You may elect to vote in one of three methods:

    •
    By Phone or Internet – You may vote your shares by following the instructions on your notice card or proxy card. If you vote by telephone or via the Internet, you do not need to return your proxy card.

    •
    By Mail – If this proxy statement was mailed to you, or if you requested a proxy statement be mailed to you, you may vote your shares by signing and returning the enclosed proxy card or voting instruction form. If you vote by proxy card or voting instruction form, your "proxy" (each or any of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors: (1) "FOR" the election of directors as described herein under "Proposal 1 – Election of Directors," and (2) "FOR" the approval of amendments to the Company's 2004 Omnibus Long-Term Incentive Plan and re-approval of material terms of performance-based compensation as described herein under "Proposal 2 – Approval of Amendments To, and Re-Approval Of, the Company's 2004 Omnibus Long-Term Incentive Plan; and (3) "FOR" ratification of the appointment of the Company's independent registered public accountants described herein under "Proposal 3 – Ratification of Appointment of Independent Registered Public Accountants."

    •
    In Person – You may attend the Annual Meeting and vote in person. We will give you a ballot when you arrive. If your stock is held in the name of your broker, bank or another nominee (a "Nominee"), you must present a proxy from that Nominee in order to verify that the Nominee has not voted your shares on your behalf.

RG Exchangeco Inc. Exchangeable Shares

                   Holders of Exchangeable Shares are receiving these proxy materials in accordance with the provisions of the Exchangeable Shares and the voting and exchange trust agreement (the "Voting Agreement") dated February 22, 2010, among Royal Gold, RG Exchangeco Inc. and Computershare Trust Company of Canada (the "Trustee"). Each Exchangeable Share has economic rights (such as the right to receive dividends and other distributions) that are, as nearly as practicable, equivalent to rights of shares of Royal Gold common stock. The Exchangeable Shares are exchangeable at any time at the option of the holders into Royal Gold common stock on a one-for-one basis.

                   In accordance with the Voting Agreement, holders of Exchangeable Shares are effectively provided with voting rights for each Exchangeable Share that are nearly equivalent to the voting rights applicable to a share of Royal Gold common stock, and holders are entitled to instruct the Trustee as to how to vote their Exchangeable Shares. The Trustee holds one share of Special Voting Preferred Stock of the Company (the "Royal Gold Special Voting Stock") that is entitled to vote on all matters on which the shares of Royal Gold common stock vote. The Royal Gold Special Voting Stock has a number of votes in respect of the Annual Meeting equal to the number of Exchangeable Shares outstanding on the Record Date. Based upon the foregoing, the Trustee will be entitled to cast up to 1,605,312 votes at the Annual Meeting. However, the Trustee will exercise each vote attached to the Royal Gold Special Voting Stock only on the basis of instructions received from the holders of record of the Exchangeable Shares. In the absence of instructions from a holder as to voting, the Trustee will not exercise any voting rights with respect to the Exchangeable Shares held by such holder.

                   The information related to Royal Gold is relevant to holders of Exchangeable Shares because, as a result of the economic and voting equivalency described above, holders of Exchangeable Shares have a participating interest determined by reference to Royal Gold and not RG Exchangeco.

                   If you are a holder of record of Exchangeable Shares, there are two ways to vote your Exchangeable Shares:

    1.
    By Mail – You may vote by signing and returning the enclosed voting instruction form to the Trustee. This form permits you to instruct the Trustee to vote at the Annual Meeting. The Trustee must receive your voting instruction by 5:00 p.m. (Calgary time) on November 11, 2010, at the address indicated on the voting instruction form. This will give the Trustee time to tabulate the voting instructions and vote on your behalf.

    2.
    In Person – Alternatively, if you wish to attend the meeting and vote in person rather than have the Trustee exercise voting rights on your behalf, you may instruct the Trustee (by following the procedures set forth in the enclosed voting instruction form) to give you or your designee a proxy to exercise the voting rights personally at the Annual Meeting. You may also instruct the Trustee to give a proxy to a designated representative of Royal Gold to exercise such voting rights.

                   Only holders of Exchangeable Shares whose names appear on the records of RG Exchangeco Inc. as the registered holders of Exchangeable Shares are entitled to instruct the Trustee as to how to exercise voting rights in respect of their Exchangeable Shares at the Annual Meeting. If on the Record Date your Exchangeable Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials, if you have received them, are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of instructing the Trustee as to how to vote your Exchangeable Shares. As a beneficial owner, you have the right to direct your broker or other agent regarding how to instruct the Trustee as to how to vote your Exchangeable Shares.

Revocation of Proxy or Voting Instruction Form

                   If you are a holder of common stock, you may revoke your proxy at any time before the proxy is voted at the Annual Meeting. This can be done by either submitting another properly completed proxy card with a later date, sending a written notice of revocation to the Corporate Secretary of the Company with a later date or by attending the Annual Meeting and voting in person. You should be aware that simply attending the Annual Meeting will not automatically revoke your previously submitted proxy; rather you must notify a Company representative at the Annual Meeting of your desire to revoke your proxy and vote in person. Written notice revoking a proxy should be sent to the Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202.

                   If you are a holder of Exchangeable Shares, you have the right to revoke or amend any instructions previously given to the Trustee by giving written notice of revocation or amendment of such instructions to the Trustee or by executing and delivering to the Trustee a later-dated voting instruction. No notice of revocation or later-dated voting instruction, however, will be effective unless actually received by the Trustee prior to 5:00 p.m. (Calgary time) on November 11, 2010.

Quorum and Votes Required to Approve Proposals

                   A majority of the outstanding shares of the Company's common stock and Exchangeable Shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of the stockholders. Abstentions and "broker non-votes" will be counted as being present in person for purposes of determining whether there is a quorum. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.

                   With respect to Proposal 1, in an uncontested election of directors, the election of a director nominee will require an affirmative vote of the majority of the votes cast with respect to that director nominee at a meeting at which a quorum is present. This means that the number of votes cast "FOR" a director nominee must exceed the number of votes cast "AGAINST" that director nominee. Starting this year, the Election of Directors is a "non-discretionary" item. Therefore, if you hold your Royal Gold common stock at a broker and you do not instruct your broker how to vote with respect to the election of directors, your broker cannot vote your shares on this proposal. Those votes will be counted as "broker non-vote" and your shares will not be represented in the Election of Directors vote at the Annual Meeting. Abstentions and "broker non-votes" will not be counted as votes "FOR" or "AGAINST" this proposal.

                   With respect to Proposal 2, the affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present shall be the act of the stockholders. This means that in order to approve Proposal 2, the number of votes cast "FOR" Proposal 2 must exceed the number of votes cast "AGAINST" Proposal 2. Abstentions will have the same effect as a vote "AGAINST" Proposal 2. Proposal 2 is a "non-discretionary" item under the NYSE rules and broker non-votes will not affect the outcome of Proposal 2.

                   With respect to Proposal 3, the affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present shall be the act of the stockholders. This means that in order to approve Proposal 3, the number of votes cast "FOR" Proposal 3 must exceed the number of votes cast "AGAINST" Proposal 3. Abstentions and "broker non-votes" have the same effect as a vote "AGAINST" Proposal 3.

                   Cumulative voting is not permitted for the election of directors. Under Delaware law, holders of common stock are not entitled to appraisal or dissenters' rights with respect to the matters to be considered at the Annual Meeting.

Tabulation of Votes

                   Votes at the Annual Meeting will be tabulated and certified by Broadridge Financial Solutions, Inc.

Solicitation Costs

                   In addition to solicitation of proxies by mail or by electronic mail, the Company's directors, officers or employees, without additional compensation, may make solicitations by telephone, facsimile, or personal interview. The Company has retained Phoenix Advisory Partners to aid in the solicitation of brokers, banks, intermediaries and other institutional holders in the United States and Canada for a fee of $7,200, plus reimbursement for out-of-pocket expenses. All costs of the solicitation of proxies will be borne by the Company. The Company will also reimburse the banks and brokers for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

                   The following table shows the beneficial ownership, as of September 23, 2010, of the Company's common stock by each director, the Company's principal executive officer, principal financial officer and the three most highly compensated executive officers in fiscal year 2010 (each a "named executive officer"), persons known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of common stock, and by all of the Company's directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class

Stanley Dempsey(1) Chairman 1660 Wynkoop Street Suite 1000 Denver, CO 80202	221,881	*
Tony Jensen(2) President, Chief Executive Officer and Director 1660 Wynkoop Street Suite 1000 Denver, CO 80202	247,113	*
M. Craig Haase(3) Director 1622 Eagle Hill Road Gunnison, CO 81230	8,390	*
William Hayes(4) Director 808 Brickell Key Drive, #804 Miami, FL 33131	14,000	*
S. Oden Howell, Jr.(5) Director P.O. Box 36097 Louisville, KY 40233	514,730	*
James W. Stuckert(6) Director P.O. Box 32760 Louisville, KY 40232	1,774,920	3.31%
Donald Worth(7) Director 2679 Bayview Avenue Willowdale, Ontario M2L 1C1 Canada	37,250	*
Karen P. Gross(8) Vice President and Corporate Secretary 1660 Wynkoop Street Suite 1000 Denver, CO 80202	204,518	*

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class

William Heissenbuttel(9) Vice President of Corporate Development 1660 Wynkoop Street Suite 1000 Denver, CO 80202	66,287	*
Bruce C. Kirchhoff(10) Vice President and General Counsel 1660 Wynkoop Street Suite 1000 Denver, CO 80202	55,864	*
Stefan L. Wenger(11) Chief Financial Officer and Treasurer 1660 Wynkoop Street Suite 1000 Denver, CO 80202	117,397	*
All Directors and Executive Officers as a Group including those named above (12 persons)	3,266,904	6.09%

*
Less than 1% ownership of the Company's common stock.

(1)
Includes 1,000 shares of restricted stock and 25,893 shares beneficially owned by certain members of Mr. Dempsey's immediate family. Mr. Dempsey disclaims beneficial ownership of these 25,893 shares of common stock.

(2)
Includes 77,166 shares of restricted stock, 14,705 shares of stock-settled stock appreciation rights ("SARs"), and options to purchase 82,629 shares of common stock that were exercisable as of September 23, 2010, or which become exercisable within 60 days from such date.

(3)
Includes 1,000 shares of restricted stock.

(4)
Includes 1,000 shares of restricted stock.

(5)
Includes 1,000 shares of restricted stock and options to purchase 27,500 shares of common stock that were exercisable as of September 23, 2010, or which become exercisable within 60 days from such date.

(6)
Includes 1,000 shares of restricted stock and options to purchase 17,500 shares of common stock that were exercisable as of September 23, 2010, or which become exercisable within 60 days from such date.

(7)
Includes 1,000 shares of restricted stock and options to purchase 17,500 shares of common stock that were exercisable as of September 23, 2010, or which become exercisable within 60 days from such date.

(8)
Includes 34,000 shares of restricted stock, 19,114 SARs and options to purchase 76,006 shares of common stock that were exercisable as of September 23, 2010, or which become exercisable within 60 days from such date.

(9)
Includes 32,500 shares of restricted stock, 6,371 SARs and options to purchase 15,129 shares of common stock that were exercisable as of September 23, 2010, or which become exercisable within 60 days from such date.

(10)
Includes 27,500 shares of restricted stock, 6,371 SARs and options to purchase 14,229 shares of common stock that were exercisable as of September 23, 2010, or which become exercisable within 60 days from such date.

(11)
Includes 46,251 shares of restricted stock, 6,371 SARs and options to purchase 37,609 shares of common stock that were exercisable as of September 23, 2010, or which become exercisable within 60 days from such date.

PROPOSAL 1.

ELECTION OF CLASS II DIRECTORS

                   The Company's Board of Directors consists of three classes of directors, with each class of directors serving for a three-year term ending in a successive year. The Company's current Class I Directors are Messrs. Dempsey and Jensen; the Class II Directors are Messrs. Hayes and Stuckert; and the Class III Directors are Messrs. Haase, Howell and Worth.

                   If the proxy is properly completed and received in time for the Annual Meeting, and if the proxy does not indicate otherwise, the represented shares will be voted FOR William Hayes and James W. Stuckert as Class II Directors of the Company. If any of the nominees for election as a Class II Director should refuse or be unable to serve (an event that is not anticipated), the proxy will be voted for a substitute nominee who is designated by the Board of Directors. Each Class II Director elected shall serve until the 2013 Annual Meeting, or until his successor is elected and qualified.

Vote Required for Approval

                   The Company's Amended and Restated Bylaws ("bylaws") require that each director be elected by the majority of votes cast at a meeting at which a quorum is present with respect to such director in uncontested elections (the number of shares voted "for" a director nominee must exceed 50% of the votes cast with respect to that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors would be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. This year's election is expected to be an uncontested election, and the majority vote standard will apply. If a nominee who is serving as a director is not elected at the Annual Meeting, Delaware law provides that the director would continue to serve on the Board as a "holdover director." Under the Company's bylaws, each director nominee who is serving as a director that is not elected shall offer to tender his or her resignation to the Board of Directors. In that situation, the Compensation, Nominating and Governance Committee would make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether to take other action. The Board of Directors will act on the Compensation, Nominating and Governance Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board of Directors' decision. If a nominee who was not already serving as a director fails to receive a majority of votes cast at the Annual Meeting, Delaware law provides that the nominee does not serve on the Board as a "holdover director." All of the Class II director nominees are currently serving on the Board of Directors.

                   Information concerning the nominees for election as directors is set forth below under "Directors and Officers."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
EACH OF THE CLASS II DIRECTOR NOMINEES.

 DIRECTORS AND OFFICERS

                   The following is information regarding the directors and executive officers of the Company related to their names, position with the Company, periods of service and experience. The persons who are nominated for election as directors at the Annual Meeting are indicated with an asterisk. Each Director brings a strong and unique background and set of skills to the Board such as board service, leadership experience, finance experience and industry experience in the areas of mining, operations, manufacturing, marketing, law and international business.

                   Stanley Dempsey, 71, Class I Director (term expires in 2012), Chairman of the Board of Directors since 1988 and a Director since 1983.

                   Chairman of the Board of Directors since August 1988. Executive Chairman of the Board of Directors from July 2006 through December 2008. Chairman and Chief Executive Officer of the Company from August 1988 until June 2006. President of the Company from May 2002 until August 2003. President and Chief Operating Officer of the Company from July 1987 to July 1988. From 1983 through June 1986, Mr. Dempsey was a partner in the law firm of Arnold & Porter and a principal in Denver Mining Finance Company, a firm that provides financial, management, and advisory services to the mining industry. From 1964 through 1983, Mr. Dempsey was employed by AMAX, Inc., a major international mining firm, serving in various managerial and executive capacities. Mr. Dempsey holds a Bachelor of Science degree in geology, a J.D. from the University of Colorado and completed the Program for Management Development at the Harvard Business School. He was awarded an Honorary Doctor of Engineering degree by the Colorado School of Mines in 2006 and received the 2007 William Lawrence Saunders Gold Medal Award from the Society of Mining Engineers. Mr. Dempsey served as a director of Taranis Resources, Inc., an exploration company listed on the TSX Venture Exchange, from January 2006 to August 10, 2010, when his term expired.

                   Director Qualifications:

    •
    Board Service – Current Chairman of the Board. Board member of Taranis Resources, Inc. until August 10, 2010, and involved in various mining-related associations.

    •
    Leadership Experience – Extensive experience as Executive Chairman, Chief Executive Officer and President of Royal Gold. During his tenure with AMAX, he developed a pioneering approach to management of the environmental and community acceptance issues that arose to challenge the mining industry starting in the late 1960's. He served as Chairman of the Tax Committee and was Chairman of the Colorado Mining Association; and a member of the boards of the Nevada and Northwest Mining Associations. Mr. Dempsey also served on the board of the National Mining Association, and as Chair of its Public Lands Committee. Mr. Dempsey was one of the first developers of a publicly traded precious metals royalty company. He successfully converted Royal Gold from an exploration and producing company, to an owner of royalties in the early 1990's.

    •
    Finance Experience – Prior service as Principal of Denver Mining Finance Company, where he had direct supervision of various mandates from several European mining firms to acquire mining assets in the United States.

    •
    Industry, Mining and International Business Experience – Mr. Dempsey was a Vice President of AMAX Inc., a major multinational mining company, and was Chairman of AMAX Australia, a position which involved all aspects of AMAX's businesses in Australia and Papua New Guinea. He was directly involved in all aspects of the business, including strategic planning, finance, relations with joint venture counterparties, and government relations.

    •
    Law – Extensive experience as a practicing attorney. Mr. Dempsey has a strong background in mining law and in creating the structures for multiparty mining ventures. He was directly involved in development of the Rocky Mountain Mineral Law Foundation's ("RMMLF")

      Form 5, a standard form for mining joint ventures that has gained wide acceptance in the mining industry. He has also specialized in the law related to mining royalties, and has written papers on the subject for RMMLF.

                   Tony Jensen, 48, Class I Director (term expires in 2012), President and Chief Executive Officer since 2006 and a Director since 2004.

                   President and Chief Executive Officer of the Company since July 2006. President and Chief Operating Officer of the Company from August 2003 until June 2006. Mr. Jensen has over 25 years of mining industry experience, including 18 years with Placer Dome Inc. His corporate and operations experience were developed both in the United States and Chile where he occupied several senior management positions in mine production, corporate development and finance. Before joining the Company, he was the Mine General Manager of the Cortez Joint Venture from August 1999 to June 2003. Mr. Jensen holds a Bachelor of Science degree in Mining Engineering from South Dakota School of Mines and Technology, and a Certificate of Finance from Golden Gate University.

                   Director Qualifications:

    •
    Board Service – Current Director of Royal Gold, member of the Industrial Advisory Board of the South Dakota School of Mines and Technology, and a director and member of the Finance Committee of the National Mining Association.

    •
    Leadership Experience – Extensive operations, corporate and executive experience with Placer Dome and current President and Chief Executive Officer of Royal Gold.

    •
    Finance Experience – Actively involved in the financial review of Royal Gold results as well as prior experience as Director, Finance and Strategic Growth, and Treasurer of Placer Dome Latin America and current member of the National Mining Association's finance committee.

    •
    Industry, Mining and International Business Experience – In addition to active board membership, prior Chairman and board member of the Nevada Mining Association and Colorado Mining Association as well as extensive industry, mining, acquisition, and international business experience through various roles with Royal Gold and Placer Dome Inc., including foreign assignments in Canada and Chile.

    •
    Operations – Prior domestic and international experience as mine engineer, operations supervisor, and mine manager while based at three mining operations for Placer Dome, as well as review, development and acquisition assignments at various other operations and properties.

    •
    Marketing – Extensive experience in corporate development for Royal Gold and Placer Dome Inc.

                   M. Craig Haase, 67, Class III Director (term expires 2011), retired mining executive, a Director since 2007.

                   Mr. Haase served as Director, Executive Vice President and Chief Legal Officer of Franco-Nevada Mining Corporation, a publicly-traded precious metals royalty company for more than 15 years prior to its merger with Newmont Mining Corporation in 2002. He served as a director of Newmont from March 2002 until he retired in May 2003. He served in a similar capacity at Euro-Nevada Mining Corporation from 1987 to 1999 when Euro-Nevada merged with Franco-Nevada. Mr. Haase was also Chairman and Chief Executive Officer for Gold Marketing Corporation of America, Inc., a physical gold export company, from 1994 to 2002. He was engaged in private law practice from 1971 to 1990, with an emphasis in mining law and litigation. Mr. Haase holds a J.D. from the University of Illinois and a Bachelor of Arts degree in Geology from Northwestern University.

                   Director Qualifications:

    •
    Board Service – Current Compensation, Nominating and Governance Committee Chairman of Royal Gold. Previous board member of Newmont Mining, Euro-Nevada, Franco-Nevada and Gold Marketing Corporation of America.

    •
    Leadership Experience – Prior service as Chief Executive Officer, Executive Vice President and Chief Legal Officer of international mining companies.

    •
    Industry and Mining Experience – More than 20 years of executive experience in the mining industry.

    •
    Law – Extensive experience as a practicing attorney, with more than 35 years representing numerous international mining companies in property management, acquisition and merger transactions, mining finance, capital acquisition, credit transactions, and litigation.

                   *William Hayes, 65, Class II Director (term expires 2010), retired mining executive, a Director since 2008.

                   Mr. Hayes served in various management positions with Placer Dome, Inc. from 1988 to 2006. He was Executive Vice President for Project Development and Corporate Affairs from 2004 to 2006. From 2000 to 2004, he served as Executive Vice President for USA and Latin America, and from 1994 to 2000 as Executive Vice President for Latin America. From 1991 to 1994, he served as Chief Executive Officer of Mantos de Ore, Chile, at the La Coipa mine, and was Chief Financial Officer from 1988 to 1991. Mr. Hayes also served as Vice President and Treasurer of Placer Dome from 1991 to 1994. From 1972 to 1987, Mr. Hayes served in various financial positions with Exxon Corporation. Mr. Hayes holds a Bachelor of Arts and Master of Arts degree in International Management from the American Graduate School of International Management and a Bachelor of Arts degree in Political Science from the University of San Francisco.

                   Director Qualifications:

    •
    Board Service – Current Lead Director and member of the Audit Committee of Royal Gold. A Director (since 2006) of Antofogasta PLC, a FTSE 100 Company – London Stock Exchange, mining, transportation and water distribution. Subsidiary Board membership of Antofogasta: Chairman and Director of Tethyan Copper Company a fifty-fifty joint venture between Antofogasta and Barrick related to the Reko Diq Project in Pakistan; Director, Energin Andina a sixty-forty joint venture between Antofogasta and the government of Chile related to thermal exploration; Director of Twin Metals a forty-sixty joint venture between Antofogasta and Duluth Metals related to the Nokomis Project in Minnesota.

    •
    Leadership Experience, Finance Experience and International Business Experience – Prior service as Executive Vice President for U.S. and Latin America, Placer Dome Inc.; Executive Vice President, Project Development and Corporate Relations, Placer Dome Inc.; Vice President and Treasurer, Placer Dome Inc.; and Regional Treasurer and Controller, Exxon Minerals.

    •
    Industry Experience – Previously served as President of the Mining Council in Chile and President of the Gold Institute in Washington D.C.

    •
    Mining Experience – Previously responsible for six operating mines in Chile and the U.S. and five development projects in the U.S., Chile, Dominican Republic and Africa.

    •
    Marketing – Extensive experience in project development and corporate affairs.

                   S. Oden Howell, Jr., 70, Class III Director (term expires 2011), President of Howell & Howell Contractors, Inc., a Director since 1993.

                   Mr. Howell has been President of Howell & Howell Contractors, Inc., a renovation contractor, and industrial and commercial painting contractor, since 1988. He is the Secretary/Treasurer of LCM Constructors, Inc., a general construction company and Secretary/Treasurer of SemperFi Constructors, LLC, a service-disabled, veteran-owned small business. From 1972 until 1988, Mr. Howell was Secretary/Treasurer of Howell & Howell, Inc., an industrial and commercial painting contractor firm. Mr. Howell attended the University of Louisville.

                   Director Qualifications:

    •
    Board Service – Current member of the Compensation, Nominating and Governance Committee of Royal Gold. Chairman of Keller Manufacturing Company and Paragon Door Designs, Inc. Trustee of Lindsey Wilson College in Columbia, Kentucy.

    •
    Leadership Experience – Extensive experience as owner and president of a private enterprise.

    •
    Finance Experience – Experience as Secretary/Treasurer of a private enterprise and trustee of a private university.

    •
    Industry and Manufacturing Experience – More than 20 years of industrial and manufacturing experience.

                   *James W. Stuckert, 72, Class II Director (term expires 2010), senior executive of Hilliard Lyons, Inc., a Director since 1989.

                   Mr. Stuckert has been a Senior Executive of Hilliard, Lyons, Inc., since 2004, a full service financial asset management firm located in 13 Midwestern states. Mr. Stuckert joined Hilliard, Lyons in 1962 and served in several capacities including Chief Executive Officer prior to being named Chairman in December 1995. He served as Chairman from December 1995 to December 2003. Mr. Stuckert holds a Bachelor of Science degree in Mechanical Engineering and a Master of Arts degree in Business Administration from the University of Kentucky.

                   Director Qualifications:

    •
    Board Service – Current Chairman of the Audit Committee and member of the Compensation, Nominating and Governance Committee of Royal Gold. Previous Chairman of Hilliard, Lyons, Inc. and past Chairman of Senbanc Fund, Thomas Transportation, Inc. and United Farm Tool, Inc. Previous Board member of Securities Industry Association and Databeam, Inc.

    •
    Leadership Experience – Senior Executive and former Chief Executive Officer of Hilliard, Lyons, LLC. Past member of the Nominating Committee of the New York Stock Exchange. Chair of the Regional Firms Committee of the Securities Industry Association. Member of the Board of Trustees, Chairman of the Development Council, past Chairman of a capital campaign (the first $1 billion) and past President of the National Alumni Association for the University of Kentucky.

    •
    Finance Experience – The Board of Directors has determined that Mr. Stuckert is an Audit Committee Financial Expert. Extensive financial management experience and satisfies the NASDAQ financial literacy and sophistication requirements. Chair of the Investment Committee for a hospital group ($650 million in assets) and Chair of the Investment Committee for the University of Kentucky Endowment ($800 million in assets).

                   Donald Worth, 78, Class III Director (term expires 2011), retired mining specialist and retired senior executive of Canadian Imperial Bank of Commerce, a Director since 1999.

                   Mr. Worth has been involved in the mining industry since 1949. He was a mining specialist prior to joining Canadian Imperial Bank of Commerce (Canada) ("CIBC" now CIBC Mellon) in October 1964. He served as Vice President of CIBC from July 1984 to August 1997, when he retired. He is involved with several professional associations both in Canada and the United States. Mr. Worth holds a Bachelor of Applied Science degree in Mining Engineering and a Master of Science degree in Mineral Economics from the University of Toronto.

                   Director Qualifications:

    •
    Board Service – Member of the Audit Committee of Royal Gold. Previous Board member of Cominco Ltd., Canarc Resource Corp., Real del Monte Mining Corp., Corner Bay Silver Inc., Lakefield Research Limited and Tiomin Resources Inc. Currently a Director of Cornerstone Capital Corp. and Labrador Iron Ore Royalty Income Corp. He is also a Trustee of Sentry Select Capital Corp.

    •
    Finance Experience – During a 33-year career with CIBC, known then as Canada's Mining Bank, he was involved in lending money to mining companies with operations in Canada and elsewhere. He is currently a Trustee of Sentry Select Capital Corp. a company that manages $4 billion in mutual funds and income trusts.

    •
    Mining Experience – Experience as a miner's helper, surveyor's helper and sampler. Served as a mine engineer and foreman in Mexico and superintendent in Quebec (asbestos) and Ontario (gypsum).

 Officers:

                   See page 9 for Mr. Jensen, President and Chief Executive Officer.

                   Karen Gross, 56, Vice President and Corporate Secretary. Ms. Gross has been Vice President of the Company since June 1994 and Corporate Secretary since 1989. From 1987 until 1989, Ms. Gross was the Assistant Secretary to the Company. Ms. Gross is in charge of investor relations, public relations and ensuring the Company's compliance with various corporate governance standards. Ms. Gross is involved with the National Investor Relations Institute, The Society of Corporate Secretaries and Governance Professionals, and is a director of the Denver Gold Group, a mining-related association. Ms. Gross holds a Bachelor of Arts degree in Business Administration from the University of Colorado-Denver.

                   William Heissenbuttel, 45, Vice President of Corporate Development. Mr. Heissenbuttel has been Vice President of Corporate Development since February 2007. He was Manager of Corporate Development from April 2006 through January 2007. Mr. Heissenbuttel brings more than 20 years of corporate finance experience with 15 of those years in project and corporate finance in the metals and mining industry. Mr. Heissenbuttel served as Senior Vice President from February 2000 to April 2006 and Vice President from 1999 to 2000 at N M Rothschild & Sons (Denver) Inc. From 1994 to 1999, he served as Vice President and then as Group Vice President at ABN AMRO Bank N.V. From 1987 to 1994, he was a Senior Credit Analyst and an Associate at Chemical Bank Manufacturers Hanover. Mr. Heissenbuttel holds a Master of Business Administration degree with a specialization in finance from the University of Chicago and a Bachelor of Arts degree in Political Science and Economics from Northwestern University.

                   Bruce C. Kirchhoff, 51, Vice President and General Counsel. Mr. Kirchhoff has been Vice President and General Counsel since February 2007. He has over 20 years experience representing hardrock and industrial minerals mining companies, as well as mineral exploration and development clients. From January 2004 through January 2007, Mr. Kirchhoff was a partner with the law firm Carver

Kirchhoff Schwarz McNab & Bailey, LLC. From January 2003 to December 2003, Mr. Kirchhoff was a partner with the law firm Carver & Kirchhoff, LLC, and from April 1996 through December 2002, Mr. Kirchhoff was a partner in the law firm Alfers & Carver, LLC. Prior to private practice, Mr. Kirchhoff was a senior attorney with Cyprus Amax Minerals Company from June 1986 through March 1996. Mr. Kirchhoff holds a J.D. from the University of Denver, a Master of Science in Mineral Economics from the Colorado School of Mines, and a Bachelor of Arts degree in Anthropology from Colorado College.

                   Stefan Wenger, 37, Chief Financial Officer and Treasurer. Mr. Wenger has been Chief Financial Officer since July 2006 and Treasurer since August 2007. He was Chief Accounting Officer of the Company from April 2003 until June 2006. Mr. Wenger was a manager with PricewaterhouseCoopers LLP from June 2002 until March 2003. From September 2000 until June 2002, he was a manager with Arthur Andersen LLP. Mr. Wenger has over 15 years of experience in the mining and natural resources industry working in various financial roles. In March 2010, he became a director of McWatters Mining Inc., a publicly traded Canadian company, in which Royal Gold owns 100% of the common shares and a 45% voting interest. Mr. Wenger holds a Bachelor of Science degree in Business Administration from Colorado State University, has completed the General Management Program at the Harvard Business School, and is a certified public accountant. He is a member of the Colorado Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

                   William M. Zisch, 53, Vice President Operations. Mr. Zisch has been Vice President Operations since March 2009. Mr. Zisch has more than 25 years experience in the mining industry. Prior to joining Royal Gold, Mr. Zisch spent 12 years working for Newmont on both domestic and international assignments in technical, operating and executive positions. From 2007 to 2009, he served as Vice President of Planning for Newmont, from 2005 to 2007 as Vice President – African Operations and from 2003 to 2005 as Group Executive and Managing Director of West African Operations. Prior to his tenure at Newmont, Mr. Zisch spent 16 years with FMC Gold and FMC Company where he held several positions in coal and gold operations and strategic sourcing roles in the company's Chemical Group. He is a member of the board of directors of the Nevada Mining Association and the Colorado Mining Association. Mr. Zisch holds a Master of Business Administration from the Wharton School at the University of Pennsylvania and a Bachelor of Science degree in Mining Engineering from the Colorado School of Mines.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

                   During the fiscal year ended June 30, 2010 ("fiscal year 2010"), the Board of Directors held three regular meetings, each of which included executive sessions of the independent directors, and sixteen special meetings. Each director attended, in person or by telephone, at least 75% of the aggregate number of meetings of the Board of Directors and of the Committee(s) of the Board of Directors on which he served. It is the Company's policy that each director attends each Annual Meeting. All of the directors attended last year's Annual Meeting.

Independence of Directors

                   The Board of Directors has determined that each director, except for Mr. Jensen, who is the President and Chief Executive Officer of the Company, and Mr. Dempsey, who is the Chairman of the Board of Directors, is "independent" under the NASDAQ listing standards. Messrs. Merritt Marcus and John Goth, who served as directors of the Company until their retirement on November 18, 2009, were determined by the Board of Directors to be "independent" under the NASDAQ listing standards. The Board of Directors has determined that the directors designated as "independent" have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.

Board Structure

                   The Board of Directors does not have a prescribed policy on whether the roles of the Chairman and Chief Executive Officer should be separate or combined, but recognizes the value to the Company of having a non-executive Chairman. Mr. Dempsey served as the Executive Chairman of the Company from 2006 to 2008. Since Mr. Dempsey's retirement as an executive officer of the Company, the Board has elected a non-executive Chairman. Due to the Board of Director's determination that our Chairman is not "independent," the Board of Directors also elected a lead independent director. The lead director presides over executive sessions of the independent directors scheduled at each regular meeting of the Board of Directors. This lead director position is a rotating position on a yearly basis. The lead director chairs the executive sessions of the independent directors and serves as liaison between the Chairman and the President and Chief Executive Officer, and the other independent directors. Mr. William Hayes currently serves as lead director.

Board Oversight of Risk Management

                   The Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board of Directors relies upon the President and Chief Executive Officer to supervise the day-to-day risk management, who reports directly to the Board and certain board committees on such matters, as appropriate.

                   The Board of Directors delegates certain oversight responsibilities to its Committees. For example, while the primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company, the Audit Committee provides risk oversight with respect to the Company's financial statements, the Company's compliance with legal and regulatory requirements and corporate policies and controls, and the independent auditor's selection, retention, qualifications, objectivity and independence. Additionally, the Compensation, Nominating and Governance Committee provides risk oversight with respect to the Company's compensation program, governance structure and processes and succession planning.

Audit Committee

                   The Board of Directors has a standing Audit Committee. The Audit Committee consists of James W. Stuckert, as Chairman, William Hayes and Donald Worth. All members of the Audit Committee are independent under the NASDAQ listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that James Stuckert is an "audit committee financial expert" as that term is defined in Item 407(d) of Regulation S-K. As an "audit committee financial expert," Mr. Stuckert satisfies the NASDAQ financial literacy and sophistication requirements. The Audit Committee held six meetings during fiscal year 2010. The Audit Committee Charter is available on the Company's website at www.royalgold.com.

                   The Audit Committee assists the Board of Directors in its oversight of the integrity of the Company's financial statements and compliance with legal and regulatory requirements and corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company's independent registered public accountants, review reports of the independent registered public accountants, approve all auditing services and related fees and the terms of any agreements, and to pre-approve any non-audit services to be rendered by the Company's independent registered public accountants. The Audit Committee monitors the effectiveness of the audit process and the Company's financial reporting, reviews the adequacy of financial and operating controls and evaluates the effectiveness of the Committee. The Audit Committee is responsible for confirming the independence and objectivity of the independent registered public accountants. The Audit Committee is also responsible for preparation of the Audit Committee report for inclusion in the Company's Proxy Statement.

                   The Audit Committee reviews and approves all related-party business transactions in which any of the Company's officers, directors or nominees for director have an interest and that may be required to be reported in the Company's periodic reports and reports to the full Board of Directors about whether it has approved such a transaction. The standards applied by the Audit Committee when reviewing and approving related-party transactions are found in the Audit Committee Charter, which provides, in pertinent part, that "the Audit Committee shall review and approve any related-party business transactions, preferably in advance, in which the corporation's officers or directors have an interest and that would be required to be reported by the corporation in its periodic reports pursuant to the rules and regulations of the SEC." Beyond this, when reviewing and approving transactions with related persons, the Audit Committee will use applicable standards under Delaware law to approve or reject related-party transactions, including disinterested director approval based on fairness to the Company and the best interests of the Company and its stockholders. When reviewing related-party transactions, the Audit Committee will review all facts related to the transaction it deems material and will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person's interest in the transaction, and, if applicable, the availability of other sources of comparable products or services.

Compensation, Nominating and Governance Committee

                   The Board of Directors has a standing Compensation, Nominating and Governance Committee (the "Committee"). The Committee consists of M. Craig Haase, as Chairman, S. Oden Howell, Jr. and James W. Stuckert. All members of the Committee are considered independent directors under the NASDAQ listing standards. The Committee held four meetings during the fiscal year. The Compensation, Nominating and Governance Committee Charter is available on the Company's web site at www.royalgold.com.

                   The Committee oversees the Company's compensation policies, plans and programs, and reviews and recommends the compensation to be paid to executive officers and directors.

                   The Committee also administers and implements the Company's incentive compensation and equity-based plans. The Committee is responsible for overseeing the preparation of the Compensation Discussion and Analysis and preparing the report on executive compensation for public disclosure in the Company's Proxy Statement.

                   The Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems necessary or advisable. The Committee has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee. The Committee does not delegate its responsibilities with respect to executive compensation to any executive officer of the Company.

                   In addition to compensation matters, the Committee also identifies or reviews individuals proposed to become members of the Board of Directors and recommends director nominees. In selecting director nominees, the Committee assesses the nominee's independence, as well as considers his or her experience, areas of expertise, including experience in the mining industry, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board of Directors at that time. The Company does not have a separate policy regarding the consideration of diversity in selecting director nominees. However, the Committee considers a diverse range of criteria in nominee selection including social, technical, political, management, legal, finance and broader business experience as well as other areas of expertise. This is considered through discussions at the Committee meetings.

                   The Committee will consider director candidates recommended by stockholders using the same criteria outlined above, provided such written recommendations are submitted to the Corporate Secretary of the Company in accordance with the advance notice and other provisions of the Company's bylaws.

                   The Committee also advises the Board of Directors on various corporate governance principles. The Committee reviews the content and compliance with the Company's Board of Directors Governance Guidelines annually.

                   All recommendations from the Compensation, Nominating and Governance Committee are submitted to the Board of Directors for approval.

Compensation Committee Interlocks and Insider Participation

                   None of the members of the Compensation, Nominating and Governance Committee are or have been officers or employees of the Company. No interlocking relationship existed between our Board of Directors or our Compensation, Nominating and Governance Committee and the Board of Directors or compensation committee of any other company during fiscal year 2010.

Communication with Directors

                   Any stockholder who desires to contact the Company's Board of Directors may do so by writing to the Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202. Any such communication should state the number of shares beneficially owned by the stockholder making the communication. The Corporate Secretary will forward any such communication to the Chairman of the Compensation, Nominating and Governance Committee, and will forward such communication to other members of the Board of Directors, as appropriate, provided that such communication addresses a legitimate business issue. Any communication relating to accounting, auditing or fraud will be forwarded to the Chairman of the Audit Committee.

Code of Business Ethics and Conduct

                   The Company has adopted a Code of Business Ethics and Conduct (the "Code") applicable to all of its directors, officers and employees, including the President and Chief Executive Officer, the Chief Financial Officer and Treasurer, and other persons performing financial reporting functions. The Code is reviewed on a yearly basis. The Code is available through the Company's website at www.royalgold.com. The Code is designed to deter wrongdoing and promote (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosures; (c) compliance with laws, rules and regulations; (d) prompt internal reporting of Code violations; and (e) accountability for adherence to the Code. The Company will post on its website any amendments to, or waivers from any provision of, the Code.

Governance Guidelines

                   The Board of Directors, upon recommendation from the Compensation, Nominating and Governance Committee, adopted Board of Directors Governance Guidelines to assist the Board of Directors in the discharge of its duties and to serve the interests of the Company and its stockholders. The Board of Directors Governance Guidelines are reviewed on a yearly basis. The Board of Directors Governance Guidelines are available on the Company's website at www.royalgold.com.

Certain Relationships and Related Transactions

                   In November 2005, the Company entered into two strategic exploration alliance agreements with Taranis Resources,  Inc. ("Taranis Resources"), a Colorado-based resource company listed on the TSX Venture Exchange, to pursue exploration opportunities in Finland. In January 2006, in support of the Company's strategic exploration alliance agreements, Mr. Dempsey, Chairman of the Company's Board of Directors, became a director of Taranis Resources. As a director of Taranis Resources, Mr. Dempsey was awarded stock options under Taranis Resources' stock option plan. Mr. Dempsey was awarded 100,000 incentive stock options at a price of Cdn$0.35 per share in January 2006; 41,000 incentive stock options at a price of Cdn$0.55 per share in November 2007; 100,000 incentive stock options at a price of Cdn$0.20 per share in October 2008; and 100,000 incentive stock options at a price of Cdn$0.21 on February 9, 2010. All stock option awards are exercisable for a period of five years from the date of grant.

                   In July 2006, the Company entered into an agreement with Mr. Dempsey under which any director fees, consulting fees and other remuneration (whether in cash, securities or otherwise) paid to Mr. Dempsey by Taranis Resources was remitted to the Company. Pursuant to the agreement, the Company may require Mr. Dempsey to exercise the stock options granted to him by Taranis Resources at any time or from time to time during the exercise period and under the terms of the Taranis Resources stock option agreement. If the Company requires Mr. Dempsey to exercise the stock options, it will pay Mr. Dempsey the amount necessary to exercise the stock options. The securities gained upon exercise will be transferred to the Company. The Company will reimburse Mr. Dempsey for incurred tax liability, if any.

                   As of June 30, 2010, the Company beneficially owned 1,337,500 shares or 5.02% of Taranis Resources' common stock, including 100,000 stock warrants owned by the Company, and 341,000 stock options awarded to Mr. Dempsey that the Company has the right to acquire.

                   Mr. Dempsey did not stand for re-election as a Director of Taranis Resources. Therefore, he shall have the right for a period of 90 days from August 10, 2010, to exercise the options. Upon the expiration of the 90 day period, all unexercised stock option rights shall immediately be terminated.

DIRECTORS' COMPENSATION

                   Royal Gold's compensation for non-employee directors is designed to reflect current market trends and developments with respect to compensation of board members. The Company does not have a retirement plan for non-employee directors. Executive officers who are also directors are not paid additional compensation for their services on the Board of Directors. Therefore, Mr. Jensen, as President and Chief Executive Officer, does not receive any compensation as a director.

                   The Compensation, Nominating and Governance Committee is responsible for evaluating and recommending to the independent members of the Board of Directors the compensation for non-employee directors. The independent members of the Board of Directors make final compensation decisions. Director compensation was reviewed and modified for fiscal year 2011, based on a May 2010 study conducted by Frederic W. Cook & Co., Inc. (the "Cook Study"). The Cook Study reviewed annual cash retainers, fees for attending board and committee meetings, fees for committee membership, and an annualized present value of equity compensation for a benchmark peer group. The Cook Study found that compensation for non-employee directors was competitive with the benchmark peer group but some improvements should be considered. See "Executive Compensation – Role of Compensation Consultants and Evaluation of Compensation Package" for more information about the Cook Study and the peer group.

Cash Compensation

                   For fiscal year 2010, each non-employee director of the Company received an annual fee of $20,000 for service as a director and an additional $1,000 for each Board of Directors meeting attended, either in person or via telephone. The Chairman of the Audit Committee received an annual fee of $6,000 and the Chairman of the Compensation, Nominating and Governance Committee received an annual fee of $4,000 for their service as chairman of their respective committees. Each member of the Audit Committee and Compensation, Nominating and Governance Committee received $750 for each meeting attended, either in person or via telephone. In addition, Mr. Dempsey received an additional annual fee of $55,000 for service as Chairman of the Board of Directors.

                   Based on the Cook Study and the increased business demands of the Company, the Board of Directors modified the non-employee directors' compensation beginning July 1, 2010, as follows: annual retainer increased to $30,000 from $20,000, meeting fees increased to $1,500 from $1,000 per meeting attended either in person or by telephone, fee paid to the Chairman of the Compensation, Nominating and Governance Committee increased to $6,000 from $4,000 per year, and committee meeting fees increased to $1,000 from $750 per meeting attended either in person or by telephone.

Equity Compensation

                   On November 18, 2009, each non-employee director was granted 2,000 shares of restricted stock. Half of the shares of restricted stock vested immediately upon grant and the remaining half of the shares of restricted stock will vest on the first anniversary of the grant date. Non-employee directors were not awarded stock options in fiscal year 2010.

Expenses

                   Non-employee directors are reimbursed for all out-of-pocket expenses incurred in connection with the business and affairs of the Company.

Stock Ownership Guidelines

                   All directors are encouraged to have a significant long-term financial interest in the Company. To encourage alignment of the interests of the directors and the stockholders, each director is expected to own shares of Royal Gold common stock equal to ten times the annual cash retainer for non-employee directors within five years of the date of grant of restricted stock. All of the directors meet the stock ownership guidelines.

Fiscal Year 2010 Directors' Compensation

                   The following table provides information regarding the compensation of the Company's non-employee directors in fiscal year 2010. Amounts shown for each director vary due to service on committees or as committee chairs for all or a portion of the year. The annual retainer for fiscal year 2010 is paid in cash on a quarterly basis.

Name	Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation ($)	Total ($)
Stanley Dempsey	$90,000	$106,000	$—	$—	$196,000
John W. Goth(4)	$18,417	$—	$—	$—	$18,417
M. Craig Haase	$39,583	$106,000	$—	$—	$145,583
William Hayes	$37,000	$106,000	$—	$—	$143,000
S. Oden Howell	$37,250	$106,000	$—	$—	$143,250
Merritt Marcus(4)	$13,000	$—	$—	$—	$13,000
James Stuckert	$45,250	$106,000	$—	$—	$151,250
Donald Worth	$36,000	$106,000	$—	$—	$142,000

(1)
Non-employee directors received an annual cash retainer for service on our Board of Directors of $20,000, and an additional $1,000 for each Board of Directors meeting attended. Mr. Dempsey received an additional annual retainer of $55,000 for service as Chairman of the Board. Mr. Stuckert received an additional annual retainer of $6,000 for service as the Chairman of the Audit Committee. Mr. Haase received an additional annual retainer of $4,000 for service as the Chairman of the Compensation, Nominating and Governance Committee. Messrs. Haase, Hayes, Howell, Stuckert and Worth each received an additional $750 for each committee meeting attended. Mr. Hayes received an additional annual retainer of $2,500 for services as a Director of RG Finance (Barbados) Limited, a wholly-owned subsidiary of the Company.

(2)
The amounts shown represent the total grant date fair value, determined in accordance with Account Standards Codification ("ASC") 718, of restricted stock awards in fiscal year 2010. Amounts shown do not represent cash payments made to the individuals, amounts realized or amounts that may be realized. Refer to Note 7 to the Company's Consolidated Financial Statements contained in the

  Company's 2010 Annual Report on Form 10-K filed with the SEC on August 26, 2010, for a discussion of the assumptions used in valuation of the restricted stock awards. In accordance with ASC 718, the grant date fair value for each restricted stock award in fiscal year 2010 was $53.00. Restricted stock awards related to continued service for non-employee directors vest 50% immediately upon grant and 50% on the first anniversary of the date of the grant. Additionally, on December 23, 2009, 15,000 shares of restricted stock awarded to Mr. Dempsey as Executive Chairman, vested. As of June 30, 2010, Messrs. Dempsey, Haase, Hayes, Howell, Stuckert and Worth each beneficially owned 1,000 shares of restricted stock.

(3)
No stock option awards were granted to non-employee directors during fiscal year 2010. Stock option awards for non-employee directors granted in previous years vest 50% immediately upon grant and 50% on the first anniversary of the grant. As of June 30, 2010, Messrs. Dempsey, Haase, Hayes, Howell, Stuckert and Worth owned 0, 0, 0, 27,500, 17,500 and 17,500 previously granted stock options that remain unexercised, respectively.

(4)
Messrs. Goth and Marcus retired from the Board of Directors effective November 18, 2009.

EXECUTIVE COMPENSATION

Compensation, Nominating and Governance Committee Report

                   The information contained in the following Compensation, Nominating and Governance Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

                   The Compensation, Nominating and Governance Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Compensation, Nominating and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

                   This Report has been submitted by the following members of the Compensation, Nominating and Governance Committee of the Board of Directors:

    M. Craig Haase, Chairman
    S. Oden Howell, Jr.
    James W. Stuckert

Compensation Discussion and Analysis

Overview

                   The Compensation, Nominating and Governance Committee (the "Committee") is responsible for, among other things, setting and administering the policies that govern the compensation for the executive officers of the Company. The Committee evaluates the performance of management and recommends to the full Board of Directors the compensation level for all officers and key employees. The Committee also administers the Company's 2004 Omnibus Long-Term Incentive Plan and recommends levels of equity awards such as stock options, SARs, restricted stock and performance stock awards to executive officers and key employees to the full Board of Directors. The Committee is composed entirely of "outside directors," as defined under Section 162(m) of the Internal Revenue Code, and each member is independent under the applicable NASDAQ listing standards. Final compensation decisions are made by the independent members of the Board of Directors following discussion and consideration of the recommendations of the Committee.

Compensation Philosophy and Objectives

                   Royal Gold's general compensation philosophy is focused on paying a competitive salary and providing attractive long-term incentives to reward growth and to link management interests with stockholder interests. The Committee believes that bonus and long-term incentives are critical to the sustainability and continuity of the Company's business and that such incentives support executive retention and avoid short-term windfalls.

                   The Committee specifically believes that the compensation philosophy and programs of Royal Gold should:

    •
    link rewards to individual performance, business results and stockholder returns;

    •
    encourage creation of long-term stockholder value and achievement of strategic objectives;

    •
    target management salary range structures and award opportunities at or slightly above the market median, with opportunity to receive total direct compensation in the upper quartile for superior results;

    •
    maintain an appropriate balance between base salary, annual bonuses and long-term incentives; and

    •
    attract and retain the highest caliber personnel on a long-term basis.

                   Royal Gold employs twenty employees and places primary importance on the talent of those employees to manage and grow the Company. Based on the small number of employees, Royal Gold's executives are required to be multi-disciplined, self-reliant, and highly experienced. The Committee feels the loss of Royal Gold's executive talent would be a significant threat to the Company's future success. To avoid the loss of talent, the Company believes it is required to target total direct compensation near the 75th percentile of its peer group companies in the United States and Canada engaged in either the mining of or exploration for precious metals or in the acquisition or management of interests in mining operations. In determining specific compensation amounts for executives, the Committee considers such factors as (1) experience; (2) individual performance; (3) tenure; (4) role in achieving corporate objectives; and (5) compensation compared to the Company's other officers and to the Company's peer group.

Role of Management

                   Corporate goals and objectives are established by the Committee with recommendations by the President and Chief Executive Officer and reviewed annually with the Board of Directors. Each executive officer completes annually a self-assessment of his or her individual performance and contributions to the Company's corporate goals and objectives, which is reviewed with Royal Gold's President and Chief Executive Officer. Based on such annual reviews and the Company's compensation objectives, the President and Chief Executive Officer recommends annual bonus awards and long-term incentive awards to the Committee. The Committee considers those recommendations in making annual bonus and long-term incentive award recommendations to the Board of Directors. The Committee conducts an annual review of the President and Chief Executive Officer's performance and all recommendations relating to the President and Chief Executive Officer's compensation are made by the Committee independent from members of management.

Role of Compensation Consultants and Evaluation of Compensation Package

                   The Committee has sought and received advice from independent compensation and benefits consultants as necessary or useful to conduct a review of the Company's compensation package. The Committee's goal in utilizing compensation and benefits consultants is to maintain total direct compensation near the 75th percentile and base salary above the 50th percentile of a benchmark peer group of companies in the United States and Canada in the mining industry, as discussed below. The

Committee also reviews cost of living increases as a separate factor in salary increases, and utilizes the Mountain States Employers' Council to determine the level salaries should be increased to reflect cost of living increases.

                   In May 2009, the Committee engaged Frederic W. Cook to conduct a study of the Company's compensation program. This study was used to review and provide guidance for executive compensation for fiscal year 2011. Frederic W. Cook was asked to use a benchmark peer group of companies in the United States and Canada engaged in either the mining of or exploration for precious metals or in the acquisition and management of interests in mining operations that excluded companies with the largest market-capitalization. In response to the Committee's request, Frederic W. Cook used a benchmark peer group consisting of 10 companies: Agnico-Eagle Mines, Yamana Gold, IAMGOLD, Silver Wheaton, Franco Nevada, Pan American Silver, Coeur d'Alene Mines, Golden Star Resources, Hecla Mining and International Royalty Corporation.

                   The study reviewed the Company's base salaries, annual bonuses, benefits, non-cash compensation, and long-term incentives in comparison with the benchmark group and provided a review of the competitiveness, fairness, and effectiveness of each component of compensation and an evaluation of individual total compensation. The results of the May 2009 benchmark study showed that executive officer salaries were in the 20th percentile, salaries plus bonuses were in the 36th percentile, long-term incentives were in the 79th percentile, and total direct compensation (salary, bonus, and long-term incentives) was in the 63rd percentile of the benchmark peer group.

                   Based on the 2009 benchmark study, the Committee concluded that the Company's total direct compensation package had declined relative to the benchmark peer group. Since a comparable peer group benchmarking study had been conducted in 2007, the Committee determined that salary adjustments were appropriate in order to reinforce the key objectives of attracting and retaining key executives and to reflect average salary levels paid to mining executives and officers in the benchmark peer group. The Committee felt that methodical salary adjustments should be made over the next few years, instead of a lump sum catch-up, for those individuals whose salaries fall below the 50th percentile. As a result, salaries for the named executive officers were increased for fiscal year 2010 from fiscal year 2009 by an average of approximately 11%, and salaries for fiscal year 2011 were increased.

                   The Committee approved and recommended base salary increases for the named executive officers of $148,000 or 9.5% on average for fiscal year 2011, which includes a 2.7% adjustment for cost of living increase determined by Mountain States Employers' Council data. Based on this, the Committee recommended, and the independent members of the Board of Directors approved, an increase in base salary for Mr. Jensen from $450,000 to $500,000, Mr. Heissenbuttel from $210,000 to $240,000, Mr. Kirchhoff from $245,000 to $252,000, Mr. Wenger from $210,000 to $235,000 and Ms. Gross from $200,000 to $230,000 for fiscal year 2011.

Components of Executive Compensation

                   Royal Gold's compensation program consists of base pay, annual cash bonuses, long-term incentives and benefits. The Company believes perquisites for executives should be extremely limited in scope and value and, therefore, generally does not provide perquisites or other special benefits to executive officers. The Committee attempts to pay competitively in the aggregate as well as deliver an appropriate balance between fixed compensation (base salary, bonuses and benefits) versus variable compensation (long-term incentives). Consistent with the Company's philosophy of attracting and retaining excellent executive talent, the Committee emphasizes long-term incentives over fixed compensation as components of the executive compensation package. The relative portions of fixed compensation and long-term incentives varies for each named executive officer, but generally each named executive officer's compensation package is intended to provide a significant portion of the executive's compensation through long-term incentives.

Employment Agreements

                   Royal Gold has entered into employment agreements with Messrs. Jensen, Kirchhoff, Wenger, and Ms. Gross. Pursuant to Mr. Jensen's employment agreement, Mr. Jensen will continue to serve as the Company's President and Chief Executive Officer and the Company's Board of Directors will continue to nominate Mr. Jensen for re-election as director. Pursuant to individual employment agreements, Mr. Wenger, Mr. Kirchhoff and Ms. Gross will continue to serve as the Company's Chief Financial Officer and Treasurer, Vice President and General Counsel and Vice President and Corporate Secretary, respectively. Each employment agreement is for a one-year term, which will automatically renew for four consecutive one-year periods unless either the Company or the executive timely elects not to renew the term of the Agreement. As described below, each of the employment agreements provides for severance compensation in the event of a termination by the Company without "Cause," a voluntary termination by the executive for "Good Reason," or if the Company elects not to renew the term of the employment agreement during the four-year renewal period. The executive does not receive severance compensation in the event of a termination by the Company for "Cause," a voluntary termination by the executive without "Good Reason," or if the executive elects not to renew the term of the employment agreement during the four-year renewal period. Each employment agreement is in the second year of the four year renewal period.

                   Pursuant to Mr. Jensen's employment agreement, Mr. Jensen will receive severance compensation upon an involuntary termination of employment without "Cause," a voluntary termination of employment for "Good Reason," or if the Company elects not to renew the employment term during the four-year renewal period. If such termination or non-renewal does not occur within two years after a "Change of Control," then Mr. Jensen will be entitled to one times his then base salary. If such termination or non-renewal occurs within two years after a "Change of Control," Mr. Jensen will be entitled to two and one-half times his then base salary, two and one-half times his average annual cash incentive bonus for the prior three fiscal years and continued employee benefits for twelve months. The employment agreement restricts Mr. Jensen from competing against the Company or soliciting the Company's employees, customers or business relationships for a period of 12 months following termination of his employment with the Company.

                   Pursuant to the employment agreements with Mr. Kirchhoff, Mr. Wenger and Ms. Gross, each such executive will receive severance compensation upon an involuntary termination of his or her employment without "Cause," a voluntary termination of his or her employment for "Good Reason," or if the Company elects not to renew his or her employment term during the four-year renewal period. If such termination or non-renewal does not occur within two years after a "Change of Control," then the executive will be entitled to one times his or her then base salary. If such termination or non-renewal occurs within two years after a "Change of Control," the executive will be entitled to one and one-half times his or her then base salary, one and one-half times his or her average annual cash incentive bonus for the prior three fiscal years and continued employee benefits for twelve months. The employment agreements restrict each executive from competing against the Company or soliciting the Company's employees, customers or business relationships for a period of 12 months following termination of his or her employment with the Company.

                   The employment agreements, and benefits payable thereunder, with each of Messrs. Jensen, Kirchhoff, Wenger and Ms. Gross are described in further detail in the section titled "Potential Payments Upon Termination or Change of Control" on page 35.

Base Salary

                   Base salary is the fixed cash amount paid to an officer on a fiscal year cycle. Increases in cost of living are considered and will be added to the base salary levels at the prevailing rate, if appropriate. Actual salaries vary by individual and are based on sustained performance toward achievement of the Company's goals and objectives, experience and peer group benchmark studies. The Committee believes that salaries should be adjusted as necessary in order to maintain the Company's competitiveness within the mining industry. Due to the Company's emphasis on long-term incentives, individual salaries are intended to be around the 50th percentile of the Company's benchmark peer group for each position, including the position of the President and Chief Executive Officer.

                   Based on the May 2009 benchmark study, the Committee determined that base salary compensation, which was in the 20th percentile of the benchmark peer group for 2009, required adjustment for fiscal year 2010. The Committee also felt that methodical salary adjustments should be made over the next few years, instead of a lump sum catch-up, for those individuals whose salaries fall below the 50th percentile. Since 2005, the Company's total direct compensation has fallen in percentile rank and is currently at the 63rd percentile which is outside of the targeted 75th percentile. Base salary figures for each of the named executive officers are shown in the Summary Compensation Table.

Annual Cash Bonuses

                   Annual cash bonus awards are discretionary and are based on individual and corporate performance, returns to shareholders, the Company's ability to pay, and general practices in the mining industry. Bonuses are designed to balance rewards for exceptional performance and personal contributions as well as to tie accountability with actual performance. Annual bonuses are recommended to the Committee by the Company's President and Chief Executive Officer based on annual reviews of each executive officer's performance and contribution to the Company's corporate goals and objectives.

                   Annual cash bonus awards for executive officers are recommended by the Committee to the independent members of the Board of Directors in November each year for the fiscal year last ended. Bonuses are paid either at the end of the calendar year or at the beginning of the next calendar year. Historically, annual cash bonus awards for the named executive officers have ranged from 53% to 77% of base salary. Bonus awards determined in November 2009 related to executive and Company performance during the fiscal year ended June 30, 2009. At this time, the amount of annual cash bonuses for the fiscal year ended June 30, 2010 for each of the named executive officers have not been determined.

                   In determining the amount of cash bonuses made in November 2009 for the fiscal year ended June 30, 2009, the Committee considered three main factors: (i) each executive officer's potential to influence the six performance elements discussed below, (ii) the Company's performance with respect to the six performance elements, and (iii) extraordinary accomplishments of the Company's executive officers. As a first step in this process, the Committee made a subjective judgment regarding each executive officer's potential to influence the following six performance elements: (1) the Company's financial growth, (2) cost containment, (3) financial strength, (4) protection of assets, (5) governance, and (6) marketing. An overview of the Committee's overall impression of each named executive officer's potential to influence the six performance elements during the fiscal year ended June 30, 2009, is provided below.

    Tony Jensen, President and Chief Executive Officer: Mr. Jensen was determined to have significant potential to influence each of the six performance elements.

    Stefan Wenger, Chief Financial Officer and Treasurer: Mr. Wenger was determined to have significant potential to influence financial strength, cost containment, protection of assets and governance, and was determined to have modest potential to influence the Company's financial growth and marketing.

    Bruce C. Kirchhoff, Vice President and General Counsel: Mr. Kirchhoff was determined to have significant potential to influence governance, the Company's financial growth, cost containment and financial strength, and was determined to have modest potential to influence protection of assets and marketing.

    William Heissenbuttel, Vice President of Corporate Development: Mr. Heissenbuttel was determined to have significant potential to influence the Company's financial growth, cost containment and financial strength, and was determined to have modest potential to influence marketing, protection of assets and governance.

    Karen P. Gross, Vice President and Corporate Secretary: Ms. Gross was determined to have significant potential to influence governance, marketing and cost containment, and was determined to have modest potential to influence financial strength, the Company's financial growth and protection of assets.

                   As a second step, the Committee also analyzed, on a subjective basis, the Company's performance across the six performance elements for the fiscal year ended June 30, 2009, and determined that the Company showed very strong performance with respect to the Company's financial growth, financial strength and marketing, and the Company showed strong or acceptable performance with respect to cost containment, governance and protection of assets.

                   As a third step, the Committee made a subjective determination relating to the extraordinary accomplishments of each individual executive officer based on the Company's extraordinary growth during the fiscal year ended June 30, 2009. The Committee will use a similar methodology in determining cash bonuses for fiscal year 2010 for each of the named executive officers.

Long-Term Incentives

                   The Company's 2004 Omnibus Long-Term Incentive Plan ("LTIP") permits the award of various types of stock-based incentives. Grants are typically in the form of incentive and non-qualified stock options, SARs, shares of restricted stock and performance stock awards that vest based on the achievement of performance objectives. The LTIP is designed to provide a variety of long-term awards in order to balance the Company's other cash compensation with the need for sustainable results, to align the interests of management with stockholders, and to provide each executive officer with a significant incentive to manage the Company over a multi-year period from the perspective of an owner with an equity stake in the business. The LTIP compensation is intended to drive future performance of employees by delivering a significant portion of each executive officer's potential total compensation at a future date. The amount of each incentive award is driven primarily by the Company's overall compensation goals for the individual, the Company's desire to retain the individual as an employee, an individual's relative level in the Company, and the individual's ability to impact corporate goals. In conjunction with the 2009 benchmark study, long-term incentives are part of total compensation for which the Company strives to meet the 75th percentile.

                   As discussed in more detail under the headings Compensation Philosophy and Objectives on page 20 and Role of Compensation Consultants and Evaluation of Compensation Packages on page 20, the Company has set a general goal of targeting total direct compensation (cash and equity awards) near the 75th percentile of its benchmark peer group and cash awards (base salary and bonus) near the 50th percentile of its benchmark peer group. In determining the amount of equity awards to be made under the LTIP in November 2009, as a starting point the Committee considered the combination of base salary and bonus for each individual. The Committee then used its discretion to grant equity awards that, when added to each individual's cash awards, would allow the individuals to approach the total direct compensation target.

                   In determining the form of equity awards made in November 2009, the Committee considered (i) the goal of retaining certain individuals through the granting of restricted shares, (ii) the desire to drive sustainable results through the granting of stock options and SARs, and (iii) the intent to drive individual performance and the potential to influence the six performance elements described under the heading Annual Cash Bonuses on page 23, in particular the Company's financial growth, through the granting of performance shares. The aggregate amount of equity awards granted in November 2009 was distributed relatively uniformly between these three categories, with fewer performance shares, which are considered more challenging to achieve, generally being awarded. In general, individuals that had a greater potential to influence the Company's financial growth were granted slightly higher levels of performance shares.

                   The Company typically awards the first $100,000 in value of stock options in the form of incentive stock options (the limit for incentive stock options under the Internal Revenue Code), and amounts above $100,000 are typically awarded in the form of SARs. The amount and form of equity awards determined by the Committee in the manner described above for each named executive officer were recommended to the independent members of the Board of Directors by the Committee, and the independent members of the Board of Directors finally determined and granted the awards.

                   For any fiscal year, the Committee does not utilize predetermined levels of LTIP awards as a percentage of base salary. Members of Royal Gold's management do not have authority to make off-cycle or ad-hoc equity grants. In the event of a new hire grant, approval is obtained prior to any grant being made either at a regularly scheduled Board of Directors meeting or by unanimous written consent of the Board of Directors.

Stock Options

                   The Company grants stock options as part of its LTIP. Stock options are considered long-term awards that are intended to drive shareholder value and align management with stockholders with regard to share price appreciation. Stock options are granted once a year in November as recommended by the Committee to the independent members of the Board of Directors. The exercise price of options is based on the closing price of the Company's common stock on the NASDAQ Global Select Market on the date of grant. Options have ten-year terms. For all of the named executive officers, other than Ms. Gross, stock options vest in equal annual increments over three years. Stock options granted to Ms. Gross vest one year from the grant date. The Committee recommended and the independent members of the Board of Directors approved a shorter vesting schedule for Ms. Gross to reward her long standing service with the Company that has continued for more than 20 years and because Ms. Gross has exceeded the stock ownership levels determined for her pursuant to the Company's stock ownership program described below.

Stock-Settled Stock Appreciation Rights

                   SARs are granted as part of the Company's LTIP. SARs are similar to stock options and are considered long-term awards that are intended to achieve stockholder value by aligning management's interests with stockholders' interests. SARs are granted once a year in November as recommended by the Committee to the independent members of the Board of Directors. The exercise price of SARs is based on the closing price of the Company's common stock on the NASDAQ Global Select Market on the date of grant. SARs have ten-year terms. For all of the named executive officers, other than Ms. Gross, SARs vest in equal annual increments over three years. SARs granted to Ms. Gross vest one year from the grant date. The Committee recommended and the independent members of the Board of Directors approved a shorter vesting schedule for Ms. Gross for the same reasons as the shorter vesting schedule for stock options was approved.

Restricted Stock

                   The Company's LTIP also allows for the issuance of restricted stock awards. Restricted stock awards are focused on retention and long-term commitment of executives. Restricted stock awards are granted to officers and certain other employees. Shares of restricted stock are granted once a year in November as recommended by the Committee to the independent members of the Board of Directors. Shares of restricted stock are considered issued and outstanding with respect to which executives may vote and receive dividends paid in the ordinary course to other Royal Gold stockholders. Royal Gold has paid a cash dividend on its common stock for each fiscal year beginning in fiscal year 2000, on a calendar year basis, subject to the discretion of the Board of Directors.

                   Restricted stock awards vest in equal one-third increments beginning on the fourth anniversary of the restricted stock grant date, with full vesting six years from the date of grant. The Committee believes that delaying the vesting of restricted stock awards until the fourth anniversary of the grant date encourages employee retention.

Performance Awards

                   The Company also grants performance awards under the LTIP. Performance awards, which are also referred to as performance shares or performance stock awards in this Proxy Statement, are intended to provide significant incentive to obtain long-term, non-dilutive growth performance. The portion of each executive officer's total compensation in the form of performance shares varies for each officer. In awarding performance shares to any executive officer, the Committee considers the executive officer's responsibilities within the Company and the executive officer's ability to influence or meet the performance objectives. Performance shares can only be earned if multi-year performance goals are met within five years of the date of grant. If the performance goals are not earned by the end of the five year period, the performance shares will be forfeited. Performance shares granted may vest upon meeting one of two defined performance goals: (1) growth of free cash flow per share on a trailing twelve-month basis; and (2) growth of royalty ounces in reserve per share on an annual basis. The Committee believes that free cash flow per share is an important indicator of the Company's financial health while royalty ounces per share represents potential future growth. The Company defines free cash flow, a non-GAAP financial measure, as operating income plus depreciation, depletion and amortization, non-cash charges and any impairment of mining assets, less non-controlling interests in operating income of consolidated subsidiaries. Performance shares may vest in 25% increments upon meeting 25%, 50%, 75% and 100% of performance goals. Performance shares will vest upon the Committee's determination that such 25% increment of the performance goals has been met.

                   The Committee strives to establish performance goals that are challenging to meet and would provide significant stockholder value, if achieved. Performance goals for a particular period are generally set to drive long-term, significant year-over-year improvements in financial performance and the general financial health of the Company, taking into account prior results. At the time the performance goals were set with respect to the performance shares granted in November 2009, the Company believed the performance goals would be relatively difficult to achieve because they required substantial increases in the Company's free cash flow per share and/or royalty ounces in reserve per share, and achieving the performance goals would require the Company to grow its underlying assets substantially in the face of a highly competitive market with a finite number of royalties.

                   Performance shares are not considered issued and outstanding shares with respect to which executives may vote or receive dividends. Performance shares are settled with shares of the Company's common stock when they vest.

                   As of the record date, 50% of the performance goals set for the performance shares awarded in fiscal year 2007 were met, 75% of the performance goals set for the performance shares awarded in fiscal year 2008 were met, and 75% of the performance goals set for the performance shares awarded in fiscal year 2009 were met. As a result, 50%, 75% and 75% of the performance shares for fiscal years 2007, 2008 and 2009, respectively, have vested and have been settled with common stock. Solely for purposes of ASC 718 recognition of compensation expense, as of June 30, 2010, management determined that it is probable that the remaining 50% of the performance shares granted in fiscal year 2007, and the remaining 25% of the performance shares granted in fiscal years 2008 and 2009 will vest in future periods, in large part due to the Company's strong performance since the grant date of such performance shares, resulting in part from the Company's successful acquisitions during fiscal 2010. However, performance shares will not vest until performance objectives are actually met as determined by the Committee.

Benefit Programs

                   Benefit programs for the executive officers are generally common in design and purpose to those for the broad-base of employees in the United States. The Company also maintains a Simplified Employee Pension Plan, known as a Salary Reduction/Simplified Employee Pension Plan ("SARSEP Plan") in which all employees are eligible to participate. This plan was chosen because of regulatory compliance simplicity, avoidance of significant administrative expense, availability of tax-advantaged investment opportunities, and relative freedom from significant vesting or other limitations. The SARSEP Plan allows employees to reduce their pre-tax salary, subject to certain limitations, and to put this money into a tax deferred investment plan. This is a voluntary plan. Individuals may make contributions of up to the lesser of (i) 25% of their aggregate annual salary and bonus, or (ii) $16,500, or if the employee is over age 50, $22,000, for calendar year 2010. The Company will match 100% of the individual's contribution, up to 7% of an individual's annual salary and bonus. Those that do not participate in the SARSEP Plan will receive a 3% employer contribution in accordance with the Plan. Employer contributions are immediately 100% vested. Total employee and employer contributions may not exceed the lesser of $49,000 for calendar 2010 or 25% of aggregate annual salary and bonus for any individual.

Perquisites

                   The Company believes perquisites for executives should be extremely limited in scope and value and, therefore, generally does not provide perquisites or other special benefits to executive officers.

Executive Stock Ownership

                   Royal Gold has adopted a stock ownership program to encourage its executive officers to achieve and maintain a minimum investment in the Company's common stock at levels set by the Committee. The program provides incentives for these officers to focus on improving long-term shareholder value and linking the interest of management and stockholders. Royal Gold's executive stock ownership program requires each of the Company's executive officers to own a number of shares that is valued at a multiple of his or her base salary. Unexercised stock options and SARs, unvested shares of restricted stock and unearned performance shares are not considered owned for purposes of the program. The multiple for the President and Chief Executive Officer is four times base salary, and the multiple for all other executive officers is two times base salary. There is no time frame in which the executive officers must meet ownership targets. The program requires each executive officer to hold an aggregate of fifty percent (50%) of the shares of stock acquired after the required tax withholdings, pursuant to any option grant, SARs grant, restricted stock grant, or performance share grant until such executive officer reaches his or her ownership target.

Post-Termination Compensation

                   The Company does not provide pension or other retirement benefits apart from the SARSEP Plan described above. The Company provides certain post-termination benefits pursuant to the terms of employment agreements and the LTIP, described above under "Employment Agreements" on page 22 and below under the section titled "Potential Payments Upon Termination or Change-in-Control" on page 35.

2010 SUMMARY COMPENSATION TABLE

                   The following table provides information regarding the compensation of the Company's named executive officers for fiscal years 2010, 2009 and 2008.

Name and Principal Position	Year (fiscal)	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4) ($)	Option Awards(5) ($)	All Other Compensation(6) ($)	Total ($)
Tony Jensen	2010	$450,000	$—	$1,484,000	$505,189	$36,634	$2,475,823
President and Chief	2009	$375,500	$280,000	$1,083,600	$184,200	$18,745	$1,942,045
Executive Officer	2008	$341,000	$260,000	$1,041,250	$192,300	$35,826	$1,870,376
Stefan Wenger	2010	$210,000	$—	$662,500	$161,089	$23,647	$1,057,236
Chief Financial Officer	2009	$182,000	$120,000	$541,800	$122,800	$23,667	$990,267
and Treasurer	2008	$169,019	$95,000	$520,625	$128,200	$18,638	$931,482
Bruce C. Kirchhoff(1)	2010	$245,000	$—	$662,500	$161,089	$27,497	$1,096,086
Vice President and	2009	$237,000	$130,000	$541,800	$122,800	$28,142	$1,059,742
General Counsel
William Heissenbuttel	2010	$210,000	$—	$662,500	$161,089	$18,997	$1,052,586
Vice President of	2009	$182,000	$125,000	$541,800	$122,800	$18,017	$989,617
Corporate Development	2008	$162,500	$125,000	$520,625	$128,200	$15,406	$951,731
Karen P. Gross	2010	$200,000	$—	$424,000	$206,969	$24,694	$855,663
Vice President and	2009	$182,000	$115,000	$309,600	$184,200	$22,806	$813,606
Corporate Secretary	2008	$170,000	$90,000	$446,250	$160,250	$21,794	$888,294

(1)
Fiscal year 2009 was Mr. Kirchhoff's first year as a named executive officer. As such, only compensation he received for fiscal years 2009 and 2010 are required to be included in this Proxy Statement.

(2)
Salaries are subject to annual review and adjustment by the Compensation, Nominating and Governance Committee as approved by the Board of Directors. In May 2010, the Board of Directors approved salaries for fiscal year 2011 for Messrs. Jensen, Wenger, Kirchhoff, Heissenbuttel, and Ms. Gross in the amounts of $500,000, $235,000, $252,000, $240,000 and $230,000, respectively.

(3)
Bonus award amounts for fiscal year 2010 are not determinable as of the date of this Proxy Statement. Any bonus awards for fiscal year 2010 will be determined in November 2010 and may be paid in December 2010 or January 2011. Bonus awards earned in a particular fiscal year are customarily determined and paid in the next fiscal year. Bonus awards for fiscal year 2009 were determined in November 2009 and were paid in December 2009 for some individuals and January 2010 for other individuals. Fiscal year 2008 bonus amounts for Messrs. Jensen and Heissenbuttel include a special adjustment for efforts related to the Barrick transaction.

(4)
Amounts shown reflect the total grant date fair value of restricted stock awards and performance stock awards, determined in accordance with ASC 718, made during fiscal years 2010, 2009 and 2008. Amounts shown do not represent cash payments made to the individuals, amounts realized or amounts that may be realized. Refer to Note 7 to the Company's Consolidated Financial Statements contained in the Company's 2010 Annual Report on Form 10-K filed with the SEC on August 26, 2010 for a discussion of the assumptions used in valuation of the restricted stock and performance stock awards. It was determined that it is probable that 100% of the performance stock awards will vest.

(5)
Amounts shown reflect the total grant date fair value of stock option and SARs, determined in accordance with ASC 718 using the Black-Scholes-Merton option-pricing model, awarded during fiscal years 2010, 2009 and 2008 . Amounts shown do not represent cash payments made to the individuals, amounts realized or amounts that may be realized. Refer to Note 7 to the Company's Consolidated Financial Statements contained in the Company's 2010 Annual Report on Form 10-K filed with the SEC on August 26, 2010, for a discussion of the assumptions used in valuation of stock option and SARs awards.

(6)
All Other Compensation includes the following:

Name	Year (fiscal)	Employer SARSEP Contributions	Life and Accidental Death & Dismemberment Insurance Premiums	Long-Term Disability Insurance Premiums		Total All Other Compensation
Tony Jensen	2010	$35,107	$702	$825		$36,634
	2009	$17,218	$702	$825		$18,745
	2008	$34,299	$702	$825		$35,826
Stefan Wenger	2010	$22,120	$702	$825		$23,647
	2009	$22,140	$702	$825		$23,667
	2008	$17,111	$702	$825		$18,638
Bruce C. Kirchhoff	2010	$25,970	$702	$825		$27,497
	2009	$26,615	$702	$825		$28,142
William Heissenbuttel	2010	$17,470	$702	$825		$18,997
	2009	$16,490	$702	$825		$18,017
	2008	$13,879	$702	$825		$15,406
Karen P. Gross	2010	$21,420	$702	$2,572	(1)	$24,694
	2009	$19,052	$702	$3,052	(1)	$22,806
	2008	$18,200	$702	$2,892	(1)	$21,794

(1)
Amounts include additional disability benefits for Ms. Gross pursuant to a previous benefits package.

The Company provides SARSEP and life and disability benefits to all of its employees. The Company matches employee contributions to the SARSEP Plan, up to 7% of an individual's aggregate annual salary and bonus.

 GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2010

                   This table provides information regarding incentive awards and other stock-based awards granted during fiscal year 2010 to the named executive officers.

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2) (#)	All Other Option Awards: Number of Securities Underlying Options(3) (#)	Exercise or Base Prices of Option Awards(4) ($/sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Tony Jensen	11/18/2009	6,250	25,000	25,000				$1,325,000
	11/18/2009				3,000			$159,000
	11/18/2009					22,000	$53.00	$505,189
Stefan Wenger	11/18/2009	1,250	5,000	5,000				$265,000
	11/18/2009				7,500			$397,500
	11/18/2009					7,000	$53.00	$161,089
Bruce C. Kirchhoff	11/18/2009	1,250	5,000	5,000				$265,000
	11/18/2009				7,500			$397,500
	11/18/2009					7,000	$53.00	$161,089
William Heissenbuttel	11/18/2009	1,250	5,000	5,000				$265,000
	11/18/2009				7,500			$397,500
	11/18/2009					7,000	$53.00	$161,089
Karen P. Gross	11/18/2009	1,000	4,000	4,000				$212,000
	11/18/2009				4,000			$212,000
	11/18/2009					9,000	$53.00	$206,969

(1)
Represents performance stock awards that will vest upon achievement of target performance objectives within five years of the grant. If target performance objectives are not met within five years of the grant, the performance stock awards will be forfeited. If target performance objectives are met at any time during the five year period, up to 100% of the performance stock awards will vest. Interim amounts may vest in 25% increments upon achievement of 25%, 50%, 75% and 100% of the target objectives. Amounts shown in the "Threshold" column represent minimum achievement of 25% of the target objectives. Amounts shown in the "Target" column and "Maximum" column represent maximum achievement of 100% of the target objectives. Each performance stock award, if earned, will be settled with a share of Royal Gold common stock. The closing price of Royal Gold's common stock on the NASDAQ Global Select Market on the date of grant was $53.00. Performance targets are based on growth of free cash flow per share on a trailing twelve month basis and growth of royalty ounces in reserve per share on an annual basis. Performance stock awards will not vest until one of the performance targets are actually met. Performance stock awards are not issued and outstanding shares upon which the named executive officer may vote or receive dividends.

(2)
Represents shares of restricted stock that vest on continued service. The closing price of Royal Gold's common stock on the NASDAQ Global Select Market on the date of grant was $53.00. Shares of restricted stock vest ratably over three years commencing on the fourth anniversary of the grant date. Accordingly, one-third of the awarded shares will vest on November 18 of each of the years 2013, 2014 and 2015. Shares of restricted stock are issued and outstanding shares of common stock which have voting rights and upon which the named executive officers received dividends calculated at the same rate as paid to other stockholders. Royal Gold has paid a cash dividend on its common stock for each year beginning in fiscal year 2000.

(3)
Stock option and SARs awards granted to Messrs. Jensen, Wenger, Kirchhoff, and Heissenbuttel vest ratably over three years commencing on the first anniversary of the grant date and accordingly, one-third of the stock options and SARs will become exercisable on November 18 of each of the years 2010, 2011 and 2012. Stock options and SARs granted to Ms. Gross vest entirely on the first anniversary of the grant date and, accordingly, will become exercisable on November 18, 2010. Amounts for Messrs. Jensen, Wenger, Kirchhoff, Heissenbuttel, and Ms. Gross include SARs awards of 20,114, 5,114, 5,114, 5,114 and 7,114 shares, respectively, and 1,886 stock option awards for each individual.

(4)
Exercise or base price is the closing price of the Company's common stock on the NASDAQ Global Select Market on the grant date.

(5)
Amounts shown represent the total fair value of awards calculated as of the grant date in accordance with ASC 718 and do not represent cash payments made to the individuals, amounts realized or amounts that may be realized. For restricted stock and performance stock awards, grant date fair value is calculated using the closing price of the Company's common stock on the date of grant. For stock option awards and SARs, grant date fair value is calculated using the Black-Scholes-Merton option-pricing model on the date of grant. In accordance with ASC 718, the grant date fair value for stock option awards and SARs granted on November 18, 2009, was $23.21 and $22.94, respectively, and the grant date fair value for performance stock awards and restricted stock granted on November 18, 2009, was $53.00. Refer to Note 7 to the Company's Consolidated Financial Statements contained in the Company's 2010 Annual Report on Form 10-K filed with the SEC on August 26, 2010, for a discussion of the assumptions used in valuation of plan-based awards.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR END

                   This table provides information about the total outstanding stock options, SARs, shares of restricted stock and performance stock awards for each of the named executive officers as of June 30, 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)		Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
Tony Jensen	10,000	—		$12.55	5/20/2014
	25,000	—		$17.38	11/10/2014
	15,000	—		$22.22	11/8/2015
	15,000	—		$28.78	11/7/2016
	10,000	5,000	(6)	$29.75	11/7/2017
	5,000	10,000	(7)	$30.96	11/5/2018
	—	22,000	(8)	$53.00	11/18/2019
						4,166	(9)	$199,968
						10,000	(10)	$480,000
						20,000	(11)	$960,000
						20,000	(12)	$960,000
						20,000	(13)	$960,000
						3,000	(14)	$144,000
									11,250	(15)	$540,000
									11,250	(16)	$540,000
									25,000	(17)	$1,200,000
Stefan Wenger	4,980	—		$20.08	5/29/2013
	10,000	—		$22.22	11/8/2015
	10,000	—		$28.78	11/7/2016
	6,667	3,333	(6)	$29.75	11/7/2017
	3,333	6,667	(7)	$30.96	11/5/2018
	—	7,000	(8)	$53.00	11/18/2019
						2,084	(9)	$100,032
						6,667	(10)	$320,016
						10,000	(11)	$480,000
						10,000	(12)	$480,000
						10,000	(13)	$480,000
						7,500	(14)	$360,000
									5,625	(15)	$270,000
									5,625	(16)	$270,000
									5,000	(17)	$240,000

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)		Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
Bruce C. Kirchhoff	1,600	—		$32.40	2/15/2017
	6,667	3,333	(6)	$29.75	11/7/2017
	3,333	6,667	(7)	$30.96	11/5/2018
	—	7,000	(8)	$53.00	11/18/2019
						10,000	(12)	$480,000
						10,000	(13)	$480,000
						7,500	(14)	$360,000
									5,625	(15)	$270,000
									5,625	(16)	$270,000
									5,000	(17)	$240,000
William Heissenbuttel	2,500	—		$28.78	11/7/2016
	6,667	3,333	(6)	$29.75	11/7/2017
	3,333	6,667	(7)	$30.96	11/5/2018
	—	7,000	(8)	$53.00	11/18/2019
						5,000	(11)	$240,000
						10,000	(12)	$480,000
						10,000	(13)	$480,000
						7,500	(14)	$360,000
									5,625	(15)	$270,000
									5,625	(16)	$270,000
									5,000	(17)	$240,000
Karen P. Gross	25,000	—		$20.08	5/29/2013
	11,100	—		$17.38	11/10/2014
	15,000	—		$22.22	11/8/2015
	12,500	—		$28.78	11/7/2016
	12,500	—		$29.75	11/7/2017
	15,000	—		$30.96	11/5/2018
	—	9,000	(18)	$53.00	11/18/2019
						5,000	(10)	$240,000
						10,000	(11)	$480,000
						10,000	(12)	$480,000
						5,000	(13)	$240,000
						4,000	(14)	$192,000
									3,750	(15)	$180,000
									3,750	(16)	$180,000
									4,000	(17)	$192,000

(1)
Figures represent shares of common stock underlying stock options and SARs. Stock options and SARS awarded to Messrs. Jensen, Wenger, Kirchhoff, and Heissenbuttel vest ratably over three years commencing on the first anniversary of the grant date. Stock options and SARS granted to Ms. Gross vest entirely on the first anniversary of the grant date.

(2)
Represents shares of restricted stock that vest based on continued service. Shares of restricted stock vest ratably over three years commencing on the fourth anniversary of the grant date.

(3)
Market value is based on a stock price of $48.00, the closing price of Royal Gold's common stock on the NASDAQ Global Select Market on June 30, 2010, and the outstanding number of shares of restricted stock.

(4)
Represents performance stock awards that will vest upon achievement of target performance objectives within five years of the grant. If target performance objectives are not met within five years of the grant, the performance stock awards will be forfeited. If target performance objectives are met at any time during the five year period, 100% of the performance stock awards will vest. Interim amounts may vest in 25% increments upon achievement of 25%, 50%, 75% and 100% of the target objectives. Each performance stock award, if earned, will be settled with a share of Royal Gold common stock. Performance targets are based on growth of free cash flow per share on a trailing twelve month basis and growth of royalty ounces in reserve per share on an annual basis.

(5)
Payout value is based on a stock price of $48.00, the closing price on the NASDAQ Global Select Market on June 30, 2010, and assuming 100% of the performance stock awards shown will vest based on the achievement of target performance objectives. Amounts indicated are not necessarily indicative of the amounts that may be realized by the named executive officers.

(6)
Stock options will become exercisable on November 7, 2010.

(7)
One-half of the stock options and SARs will become exercisable on November 5, 2010, and the remaining one-half will vest on November 5, 2011. Amounts include 2,000 stock options and 8,000, 4,667, 4,667, and 4,667 SARs for Messrs. Jensen, Wenger, Kirchhoff and Heissenbuttel, respectively.

(8)
One-third of the stock options and SARs will become exercisable on each of November 18, 2010, 2011 and 2012. Amounts include 1,886 stock options and 20,114, 5,114, 5,114 and 5,114 SARs for Messrs. Jensen, Wenger, Kirchhoff and Heissenbuttel, respectively.

(9)
Shares will vest on November 10, 2010.

(10)
One-half of the shares will vest on November 8, 2010, and the remaining one-half of the shares will vest on November 8, 2011.

(11)
Shares will vest ratably on November 7, 2010, 2011 and 2012.

(12)
Shares will vest ratably on November 7, 2011, 2012 and 2013.

(13)
Shares will vest ratably on November 5, 2012, 2013 and 2014.

(14)
Shares will vest ratably on November 18, 2013, 2014 and 2015.

(15)
Awards will expire on November 7, 2012, if the vesting requirements are not met. See note (4) above. One-third of these awards vested in August 2010.

(16)
Awards will expire on November 5, 2013, if the vesting requirements are not met. See note (4) above. Two-thirds of these awards vested in August 2010.

(17)
Awards will expire on November 18, 2014, if the vesting requirements are not met. See note (4) above. Three-fourths of these awards vested in August 2010.

(18)
On November 18, 2010, 1,886 stock options and 7,114 SARs granted to Ms. Gross will become exercisable.

FISCAL YEAR 2010 OPTION EXERCISES AND STOCK VESTED

                   This table provides information on option exercises and the vesting of shares of restricted stock or performance stock awards for each of the named executive officers during fiscal year 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)
Tony Jensen	—	$—	20,417	$953,745
Stefan Wenger	2,600	$67,236	11,041	$517,590
Bruce C. Kirchhoff	—	$—	3,750	$172,200
William Heissenbuttel	—	$—	5,625	$252,694
Karen P. Gross	26,200	$824,444	6,250	$290,738

(1)
Value realized upon exercise of stock options was computed by subtracting the exercise price of the option from the closing price of the underlying Royal Gold common stock on the date of exercise and multiplying that number by the number of shares underlying the options exercised.

(2)
Amounts shown represent the number of performance and restricted stock awards that vested on December 23, 2009, and February 24, 2010, respectively, and the shares of common stock acquired by the named executive officer upon the settlement of these vested awards. Vesting of the performance stock awards were approved by the Compensation, Nominating and Governance Committee, due to the Company achieving certain performance objectives. The Company settles vested performance awards with shares of the Company's common stock.

(3)
Value realized upon vesting of performance and restricted stock awards was computed by multiplying the closing price of the underlying Royal Gold common stock on the NASDAQ Global Select Market on the date that the performance and restricted stock awards vested, by the number of performance and restricted stock awards that vested. Performance stock awards represented in the table vested on December 23, 2009, and February 24, 2010. The closing price of the Company's common stock on NASDAQ Global Select Market on the vesting date for performance stock awards was $48.91 and $42.93, respectively. Restricted stock awards represented in the table vested on December 23, 2009. The closing price of the Company's common stock on the NASDAQ Global Select Market on the vesting date for these restricted stock awards was $48.91.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Employment Agreements

                   Each of the employment agreements with Messrs. Jensen, Wenger, Kirchhoff, and Ms. Gross provide post-termination benefits and benefits upon a change of control. Pursuant to the employment agreement with Mr. Jensen, he will receive severance compensation upon an involuntary termination of employment without "Cause," a voluntary termination of employment for "Good Reason," or if the Company elects not to renew the employment term during the four-year renewal period. If such termination or non-renewal does not occur within two years after a "Change of Control," then Mr. Jensen will be entitled to one times his then base salary. If such termination or non-renewal occurs within two years after a "Change of Control," then Mr. Jensen will be entitled to two and one-half times his then base salary, two and one-half times his average annual cash incentive bonus for the prior three fiscal years and continued employee benefits for twelve months

                   Pursuant to each employment agreement with Messrs. Wenger, Kirchhoff and Ms. Gross, the executive will receive severance compensation upon an involuntary termination of employment without "Cause," a voluntary termination of employment for "Good Reason," or if the Company elects not to renew the employment term during the four-year renewal period. If such termination or non-renewal does not occur within two years after a "Change of Control," then the executive will be entitled to one times his or her then base salary. If such termination or non-renewal occurs within two years after a "Change of Control," the executive will be entitled to one and one-half times his or her then base salary, one and one-half times his or her average annual cash incentive bonus for the prior three fiscal years and continued employee benefits for twelve months.

                   Pursuant to the employment agreements with Messrs. Jensen, Wenger, Kirchhoff, and Ms. Gross, an executive receives no severance compensation in the event of a termination by the Company for "Cause," a voluntary termination by the executive without "Good Reason," or if the executive elects not to renew the term of the employment agreement during the four-year renewal period.

                   Under the employment agreement with Messrs. Jensen, Wenger, Kirchhoff and Ms. Gross, "Cause" is defined as a (i) guilty verdict of fraud, theft, embezzlement or misappropriation against the Company; (ii) guilty verdict of a felony or any other crime involving moral turpitude; (iii) compromise of Company proprietary and confidential information or gross or willful misconduct that causes substantial and material harm to the Company; or (iv) material uncured breach of the employment agreement. "Good Reason" is defined as the timely noticed and uncured occurrence of any of the following circumstances: (i) any material adverse change in the executive's title or responsibilities with the Company; (ii) any material reduction in the executive's base salary; (iii) receipt of notice of relocation of more than 50 miles from the job-site immediately prior to the effective date of the employment agreement; or (iv) if a Change of Control has occurred, failure to provide for the executive's participation in compensation plans that are not less than those provided by the Company to similarly situated executive officers and those provided for under any plans in which the executive was participating immediately prior to the date on which a Change of Control occurs. "Change of Control" means any of the following: (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company in which the Company is not the surviving entity; (ii) a sale of substantially all of the assets of the Company to another person or entity; (iii) any transaction which results in any person or entity (other than persons who are stockholders or affiliates immediately prior to the transaction) owning fifty percent (50%) or more of the combined voting power of all classes of stock of the Company; or (iv) during any period of two consecutive years, a change in the majority membership on the Board of Directors, except as approved by the majority of directors then still in office who were directors at the beginning of such period.

2004 Omnibus Long-Term Incentive Plan

                   The Company's restricted stock agreement, performance share agreement, stock option agreements for incentive stock options and non-qualified stock options, and stock-settled stock appreciation rights agreement, under the LTIP provide that in the event of an "Involuntary Termination" within one year in connection with a "Corporate Transaction," all outstanding shares of restricted stock, performance shares and stock options will be immediately vested. "Corporate Transaction" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company, or (iii) any transaction which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power in the Company. "Involuntary Termination" means involuntary discharge for reasons other than "Cause" or voluntary resignation from the Company following (i) a material adverse change in the executive's title or responsibilities with the Company, (ii) a material reduction in the executive's base salary, or (iii) relocation of more than 50 miles. The Company's restricted stock agreement under the LTIP also provides that all unvested shares of restricted stock will become immediately vested upon a termination, other than for "Cause," after 15 years of service.

                   Pursuant to the Award Modification Agreements entered into with Messrs. Jensen, Wenger, Kirchhoff, and Ms. Gross, each executive will be entitled to accelerated vesting of stock options, shares of restricted stock and performance stock awards that were granted prior to the effective date of the Award Modification Agreements upon an involuntary termination of employment without "Cause," a voluntary termination of employment for "Good Reason," or if the Company elects not to renew the employment term during the four-year renewal period under the employment agreement with each Grantee. If such termination or non-renewal does not occur within two years after a "Change of Control," then upon such termination or non-renewal (i) all stock options will become immediately exercisable, (ii) a pro-rated portion of each grant of shares of restricted stock will vest based on the period of employment from the date of grant to the date of termination or non-renewal, and (iii) all or a portion of the performance stock awards will fully vest based on the number of performance stock awards to which the executive would have been entitled, taking into account the Company's performance through the last day of the fiscal quarter in which the termination or non-renewal takes place, determined in accordance with the Company's practices with respect to performance stock awards. If such termination or non-renewal occurs within two years after a "Change of Control," then upon such termination or non-renewal all stock options will become immediately exercisable and all shares of restricted stock and performance stock awards will fully vest. "Cause," "Good Reason," and "Change of Control" are as defined under the executive's employment agreement and are described further above under the section titled "Employment Agreements."

Other Employee Benefits

                   The Company provides life insurance benefits up to $150,000 to all of its employees. The Company also provides long-term disability coverage to all of its employees that provides for 60% of monthly salary protection up to $7,000 a month until age 65. Each of the named executive officers shown below would be entitled to these amounts upon termination for death or disability.

                   The table below shows the estimated payments and benefits for each of our named executive officers that would be provided as a result of termination or a change-in-control of the Company. Calculations for this table assume that the triggering event took place on June 30, 2010, the last business day of our 2010 fiscal year, except as noted. Calculations for amounts shown for awards under the Company's LTIP are based on the closing price of the Company's common stock on the NASDAQ Global Select Market on June 30, 2010, which was $48.00 and, for Messrs. Jensen, Wenger, Kirchhoff, and Ms. Gross, other than as noted, based on acceleration benefits provided under Award Modification Agreements entered into on September 15, 2008.

			2004 LTIP
		Value of Medical Insurance Continuation
	Salary		Restricted Stock		Stock Options and SARs	Performance Stock Awards	Total
Tony Jensen Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	$450,000	$—	$1,843,689		$2,324,350	$—	$4,618,039
Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	$1,741,667	$20,658	$3,704,016		$2,324,350	$2,280,000	$10,070,691
Stefan Wenger Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	$210,000	$—	$1,013,168		$941,942	$—	$2,165,110
Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	$465,000	$20,658	$2,220,000		$941,942	$780,000	$4,427,600
Bruce C. Kirchhoff Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	$245,000	$—	$380,223		$377,860	$—	$1,003,083
Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	$535,000	$20,658	$1,320,000		$377,860	$780,000	$3,033,518
William Heissenbuttel(1) Involuntary or Voluntary Termination	$—	$—	$—		$—	$—	$—
Involuntary Termination with Change of Control	$—	$—	$1,560,000		$400,950	$780,000	$2,740,950
Karen Gross Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	$200,000	$—	$774,233	(2)	$1,944,077	$—	$2,918,310
Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	$447,500	$15,298	$1,632,000		$1,944,077	$552,000	$4,590,875

(1)
Amounts shown for Mr. Heissenbuttel are based on acceleration benefits under the Company's LTIP that provides for acceleration of restricted stock, stock options, SARs and performance stock upon an "Involuntary Termination" after a "Corporate Transaction" as further described above.

(2)
Amount based on the restricted stock agreement under the Company's LTIP that provides accelerated vesting for all shares of restricted stock in the event of a termination without cause after 15 years of service with the Company. As of June 30, 2010, Ms. Gross' service to the Company exceeded 15 years.

 EQUITY COMPENSATION PLAN INFORMATION

                   The following table sets forth information concerning shares of common stock that are authorized and available for issuance under the Company's equity compensation plan as of June 30, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	561,445	(2)	$29.26	(3)	77,450
Equity compensation plans not approved by stockholders(4)	—		—		—
Total	561,445		$29.26		77,450

(1)
Represents the Company's 2004 Omnibus Long-Term Incentive Plan.

(2)
Includes 122,375 shares of common stock issuable upon the vesting of performance stock awards that vest upon the achievement of target performance objectives within five years of the grant.

(3)
Weighted-average exercise price does not take into account shares of common stock issuable upon vesting of performance stock awards, which do not have exercise prices.

(4)
The Company does not maintain equity compensation plans that have not been approved by its stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership in the Company's equity securities to the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports received and written representations from such persons that no other reports were required for those persons, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% stockholders were met for fiscal year 2010, and all transactions are reflected in this Proxy Statement.

PROPOSAL 2.

APPROVAL OF AMENDMENTS TO, AND RE-APPROVAL OF, THE COMPANY'S
2004 OMNIBUS LONG-TERM INCENTIVE PLAN

                   We are asking our stockholders to approve amendments to our 2004 Omnibus Long-Term Incentive Plan (the "Plan") and for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to re-approve the material terms of performance-based compensation. Amendments to the plan would increase the number of shares of common stock reserved for issuance thereunder from 1,300,000 to 2,600,000 shares, extend the term of the plan to November 17, 2020, and, for purposes of Code Section 162(m), include royalty ounces in reserve as additional business criteria for performance-based compensation. The Board of Directors adopted, subject to stockholder approval, the amendments described above on August 26, 2010 and September 29, 2010. Below is a summary of the principal provisions of the Plan, assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Plan, as amended, attached hereto as Appendix A.

                   In addition to asking for approval to the amendments to the Plan, we are asking our stockholders to re-approve the material terms of performance-based compensation under the Plan. The purpose of asking our stockholders to re-approve the material terms of performance-based compensation under the Plan is to allow certain future equity incentive awards granted under the Plan to qualify as exempt "performance-based compensation" pursuant to Code Section 162(m). Code Section 162(m) generally disallows a corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the three other most highly paid executive officers (other than the chief financial officer) of publicly-held companies, unless compensation is performance-based and satisfies other conditions. To satisfy the performance-based exception, Code Section 162(m) generally requires, among other things, to be approved by stockholders once every five years. The material terms of performance-based compensation are (i) eligibility for awards, (ii) individual grant limits on awards, and (iii) the business criteria than can be used as performance goals for awards (the "Performance Terms"). If the stockholders approve Proposal 2, the Plan, as amended, will govern awards after the Annual Meeting.

                   The Board of Directors approved the Plan on October 6, 2004. Our stockholders approved the Plan on November 10, 2004 with 900,000 shares of our common stock available for issuance thereunder and 450,000 of the 900,000 shares of our common stock available for issuance pursuant to awards other than options or stock appreciation rights. The Board of Directors approved amendments to the Plan on May 20, 2008. Our stockholders approved the amendments to the Plan on November 5, 2008, which included (1) an increase in the number of shares of common stock reserved for issuance thereunder from 900,000 to 1,300,000, and (2) amendments to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

                   The Board of Directors believes that granting restricted stock, performance stock, stock options and other awards is necessary to attract and retain the services of well-qualified employees and advisors, including officers and directors who will contribute to our success. Our general compensation philosophy is focused on providing attractive leverage in long-term incentives to reward growth and to link management interests with stockholder interests. We encourage maximum effort from our employees and directors by offering those persons an opportunity to acquire and increase a direct proprietary interest in the operations and future success of the Company. We currently award restricted stock, performance stock, stock options and stock appreciation rights under the Plan. As of September 23, 2010, there were 77,450 shares available for issue under the Plan of which 1,250 shares are available for issuance pursuant to awards other than options or stock appreciation rights. Accordingly, unless our stockholders approve the increase in shares reserved for issuance under the Plan, we will be limited in our ability to make equity awards to our employees and directors. Re-approval of the Performance Terms and an amendment to include an additional Performance Term is required so that we can pay performance-based compensation that meets the requirements of Code Section 162(m) which places limitations on the deductibility of executive compensation.

                   Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the amendments to the Plan and re-approval of the Performance Terms.

Description of the Plan

                   A description of the provisions of the Plan, as amended, is set forth below. This summary is qualified in its entirety by the detailed provisions of the Plan as amended, a copy of which is attached as Appendix A to this Proxy Statement.

                   Administration.    The Board of Directors has the power and authority related to administering the Plan. The Board of Directors has delegated its authority, and currently the Compensation, Nominating and Governance Committee (the "Committee") is responsible for administering the Plan, including making determinations that the Board is permitted to make under the Plan. Subject to the terms of the Plan, the Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the Plan.

                   Common Stock Reserved for Issuance under the Plan.    If the above described amendment to the Plan is approved, the aggregate number of shares of common stock available for issuance under the Plan shall be 2,600,000 and the aggregate number of shares of common stock available for issuance pursuant to awards other than options or stock appreciation rights shall be 800,000. The common stock issued or to be issued under the Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan. The number of shares reserved for issuance under the Plan will be increased by the number of shares of common stock repurchased with the proceeds from any option exercises. The number of shares added pursuant to stock repurchases with option proceeds shall not exceed the total amount of such option proceeds divided by the fair market value of the common stock on the date of the exercise of the applicable option. For this purpose, option proceeds include the cash paid for the option price and the tax benefit to the Company of such option exercise.

                   Eligibility.    Awards may be made under the Plan to employees and directors of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of the Company or of any affiliate, and to any other individual whose participation in the Plan is determined to be in the best interest of the Company by the Board of Directors. As of the Record Date, the Company has twenty employees and six non-employee directors, all of whom are eligible to participate in the Plan.

                   Amendment or Termination of the Plan.    The Board of Directors may terminate or amend the Plan at any time and for any reason. The Plan shall terminate in any event ten years after its effective date. The Committee may also amend, suspend or terminate the Plan as to any shares of common stock as to which awards have not been made. Amendments will be contingent on stockholder approval to the extent stated by the Board of Directors or required by applicable law or applicable stock exchange listing requirements.

                   Awards under the Plan

                   Options and SARs.    The Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code, stock options that do not qualify as incentive stock options and stock appreciation rights. SARs may be granted in conjunction with all or part of an option award, at any time during the term of the option, or any other award or without regard to an option or other award.

                   The exercise price of each option may not be less than 100% of the fair market value of our common stock underlying the options on the date of grant. The fair market value is determined as the closing price of the common stock on The NASDAQ Stock Market on the grant date. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

                   The grant price of each SAR shall be determined by the Committee or the Board and set forth in the award agreement. The grant price may be the fair market value of our common stock underlying the SAR on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding. The fair market value is the closing price of the common stock on The Nasdaq Stock Market on the determination date.

                   The term of each stock option is fixed by the Compensation, Nominating and Governance Committee and may not exceed ten years from the date of grant or five years from the date of grant for incentive stock options awarded to 10% stockholders. The vesting schedule of options is determined by the Board of Directors and stated in the option award agreement, including in the case of retirement, death, disability or other termination of employment.

                   An option may be exercised by notice to the Company and payment in full of the option price plus any withholding taxes. The optionee may pay the exercise price of an option by cash, certified check, by tendering shares of common stock (which if acquired from the Company have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise. The minimum number of shares of common stock with respect to which an option may be exercised is the lesser of 100 shares or the maximum available for purchase under the option.

                   Stock options granted under the Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

                   The Compensation, Nominating and Governance Committee shall determine the exercise price and other terms of SARs, including whether SARs may become exercisable based on achievement of performance goals and/or future service requirements.

                   Stock options and SARs may not be repriced absent stockholder approval. This provision applies to both direct repricings (lowering the exercise price of an outstanding grant) and indirect repricings (canceling an outstanding grant and granting a replacement grant with a lower exercise price).

                   Restricted Stock and Restricted Stock Units.    Awards of shares of restricted stock and restricted stock units may be made at no cost or for a purchase price determined by the Compensation, Nominating and Governance Committee. The Compensation, Nominating and Governance Committee may establish a period of time during which shares of restricted stock and restricted stock units are subject to restrictions, which may include both the passage of time or the satisfaction of corporate or individual performance objectives, provided however that, except for certain circumstances, restricted stock that vests solely on the basis of the passage of time may not vest in full in less than three years and restricted stock for which vesting may be accelerated by achieving performance targets may not vest in full in less than one year. Holders of restricted stock have the same voting and dividend rights with respect to such shares of restricted stock as other stockholders of the Company. Holders of restricted stock units have no rights as stockholders of the Company.

                   Performance and Annual Incentive Awards.    The right of a grantee to exercise or receive a grant or a settlement of any award under the Plan may be subject to such performance conditions as may be specified by the Board. If and to the extent such performance based awards are intended to qualify as

"performance-based compensation" under Code Section 162(m) of the Internal Revenue Code, any authority relating to the performance award shall be exercised by the Committee and not the Board. It is the intent of the Company that performance awards and annual incentive awards awarded under the Plan constitute "performance-based compensation" under Code Section 162(m) of the Internal Revenue Code. Performance goals consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria as established by the Committee and otherwise meeting the requirements of Code Section 162(m) of the Internal Revenue Code. Performance goals are established no later than 90 days after the beginning of any performance period applicable to the performance or annual incentive award, as required by Code Section 162(m) of the Internal Revenue Code, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m) of the Internal Revenue Code.

                   One or more of the following business criteria are used exclusively by the Committee in establishing performance goals for performance of annual incentive awards: total stockholder return; total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; net income; pretax earnings; earnings before interest expense, taxes, depreciation and amortization; pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items; operating margin; earnings per share; return on equity; return on capital; return on investment; operating earnings; working capital; ratio of debt to stockholders' equity; revenue; free cash flow, free cash flow per share and royalty ounces in reserve. Business criteria may be measured on an absolute entity, subsidiary or business unit basis or on a relative basis to peer companies, and on a GAAP or non-GAAP basis.

                   Settlement of performance awards or annual incentive awards may be in cash, shares of common stock or other property, in the discretion of the Committee. All determinations by the Committee as to the achievement of performance goals shall be made in writing in the case of any award intended to qualify as "performance-based compensation" under Code Section 162(m) of the Internal Revenue Code.

                   Other Awards.    The Compensation, Nominating and Governance Committee may also award unrestricted shares of common stock to participants in recognition of past services or other valid consideration, in lieu of cash compensation to be paid to participants and dividend equivalent rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock.

                   Limitations on Awards.    The maximum number of shares of common stock subject to options or SARs that can be awarded under the Plan to any person is 100,000 per year. The maximum number of shares of common stock that can be awarded under the Plan to any person, other than pursuant to an option or SAR, is 100,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a cash performance period by any one person is $2,000,000.

                   Effect of Certain Corporate Transactions.    Change of control transactions, transactions involving the sale of substantially all of the assets of the Company and the dissolution or liquidation of the Company or a merger, consolidation or a reorganization of the Company in which the Company is not the surviving entity will result in the acceleration of the awards under the Plan unless the successor assumes the awards or substitutes the awards for equivalent awards.

                   Adjustments for Stock Dividends and Similar Events.    The Committee will make proportional adjustments in outstanding awards and the number of shares available for issuance under the Plan, including the individual limitations on awards, to reflect recapitalization, reclassification, stock split, exchange of shares, common stock dividends, and other similar events.

Federal Income Tax Consequences

                   Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

                   For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be a Company employee or an employee of a subsidiary of the Company from the date the option is granted through a date within three months before the date of exercise of the option.

                   If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to the Company's compliance with Code Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

                   Non-Qualified Options.    The grant of a non-qualified stock option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

                   If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

                   A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

                   In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

                   Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

                   Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

                   Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of SARs under the Plan. Upon exercising a SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

                   Performance and Annual Incentive Awards.    The award of a performance or annual incentive award will have no federal income tax consequences for the Company or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

                   Code Section 162(m) of the Internal Revenue Code.    Code Section 162(m) limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their covered employees. However, qualified "performance-based compensation" is excluded from this limitation. The Board has attempted to structure the Plan to permit the Committee to grant awards that qualify as "performance-based compensation" for purposes of satisfying the conditions of Code Section 162(m).

New Plan Benefits

                   All future grants under the Plan are within the discretion of the Board of Directors or the Compensation, Nominating and Governance Committee. The number, types and benefits of awards that will be granted under the Plan in the future are not determinable.

Vote Required for Approval.

                   The affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present is required to approve the amendments to the Company's 2004 Omnibus Long-Term Incentive Plan.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE PROPOSAL TO APPROVE THE AMENDMENTS TO, AND
RE-APPROVAL OF, THE COMPANY'S
2004 OMNIBUS LONG-TERM INCENTIVE PLAN.

AUDIT COMMITTEE AND RELATED MATTERS

                   The information contained in the following Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

 Audit Committee Report

                   The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2010, with the Company's management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent registered public accountants for fiscal year 2010, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended (Codification of Statements or Auditing Standards, AV380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Company's Audit Committee concerning independence and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with the Company.

                   Based on the review and discussions with the Company's auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2010, for filing with the United States Securities and Exchange Commission.

                   This Report has been submitted by the following members of the Audit Committee of the Board of Directors:

    James W. Stuckert, Chairman
    William Hayes
    Donald Worth

PROPOSAL 3.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

                   The Audit Committee and the Board of Directors are seeking stockholder ratification of its appointment of Ernst & Young LLP, an independent registered public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2011. The Company appointed Ernst & Young as its independent registered public accounting firm on August 26, 2010. Prior to the engagement of Ernst & Young LLP, the Company sought competitive proposals from certain independent registered public accounting firms.

                   The ratification of the appointment of Ernst & Young LLP is being submitted to the stockholders because the Audit Committee and the Board of Directors believe this to be good corporate practice. Should the stockholders fail to ratify this appointment, the Audit Committee will review the matter.

Change in Principal Accountant

                   On August 26, 2010, the Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2010. On August 26, 2010, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") completed its audit of the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2010 and resigned as the Company's independent registered public accounting firm.

                   During the Company's fiscal years ended June 30, 2009 and 2010 and through August 26, 2010, there were no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

                   PricewaterhouseCoopers' reports on the Company's financial statements for the fiscal years ended June 30, 2009 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                   During the Company's fiscal years ended June 30, 2009 and 2010 and through August 26, 2010, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management identified a material weakness in the Company's internal control over financial reporting related to the accounting for royalty revenue recognition for the fiscal year ended June 30, 2008, which resulted in the Company restating its financial statements for the fiscal year ended June 30, 2008. The material weakness has since been remediated.

                   The Company provided PricewaterhouseCoopers with a copy of the above disclosure and requested that PricewaterhouseCoopers furnish the Company with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not PricewaterhouseCoopers agrees with the statements contained above. PricewaterhouseCoopers has provided the Company with a letter dated August 26, 2010, addressed to the SEC stating whether or not it agrees with the above statements, a copy of which is filed as Exhibit 16.1 to the Company's Form 8-K/A filed on August 26, 2010.

                   During the fiscal years ended June 30, 2009 and 2010 and through the date hereof, neither the Company nor anyone acting on behalf of the Company, consulted Ernst & Young LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a "disagreement" (as defined in

Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

                   Representatives of Ernst & Young are expected to attend the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will have an opportunity to respond to appropriate questions from the stockholders. Representatives of PricewaterhouseCoopers are not expected to attend the Annual Meeting.

                   Fees for services rendered by PricewaterhouseCoopers and Ernst & Young LLP for the fiscal years ended June 30, 2010 and June 30, 2009 are as follows:

                   Audit Fees.    Fees paid to PricewaterhouseCoopers were $1,367,482 and $702,148 for the fiscal years ended June 30, 2010 and 2009, respectively. Included in this category are fees associated with the audit of the Company's annual financial statements and review of quarterly statements, issuance of consents, comfort letter and procedures, and review of documents filed with the Securities and Exchange Commission. Audit fees also include fees associated with the audit of management's assessment and operating effectiveness of the Sarbanes Oxley Act, Section 404, internal control reporting requirements.

                   There were no audit fees paid to Ernst & Young LLP for fiscal years ended June 30, 2010 and 2009.

                   Audit-Related Fees.    There were no audit-related fees paid to PricewaterhouseCoopers or Ernst & Young LLP for the fiscal years ended June 30, 2010 and 2009.

                   Tax Fees.    There were no tax fees paid to PricewaterhouseCoopers for the fiscal years ended June 30, 2010 and 2009.

                   Tax fees paid to Ernst & Young LLP for tax-related services were $1,521,174 and $370,319 for the fiscal years ended June 30, 2010 and 2009, respectively. During the past two fiscal years, Ernst & Young LLP has provided certain tax consulting services to the Company, including tax and financial due diligence services in connection with the Company's acquisition of International Royalty Company in February 2010.

                   All Other Fees.    Other fees paid to PricewaterhouseCoopers were $6,000 and $0 for the fiscal years ended June 30, 2010 and 2009, respectively. There were no other fees paid to Ernst & Young LLP for the fiscal years ended June 30, 2010 and 2009.

Pre-Approval Policies and Procedures

                   The Audit Committee has adopted a policy that requires advance approval for all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform such service. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve certain permitted services, provided that the Chairman reports any such decisions to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all of the services described above for the Company's 2010 fiscal year.

Vote Required for Approval

                   The affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present is required to ratify the appointment of Ernst & Young LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY.

OTHER MATTERS

                   The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his own judgment on such matters.

Stockholder Proposals

                   Stockholder proposals intended to be presented at the 2011 Annual Meeting of Stockholders and to be included in the Company's proxy materials for the 2011 Annual Meeting of Stockholders must be received by the Company at its principal executive office in Denver, Colorado, by June 10, 2011, if such proposals are to be considered timely and included in the proxy materials. The inclusion of any stockholder proposal in the proxy materials for the 2011 Annual Meeting of Stockholders will be subject to applicable rules of the Securities and Exchange Commission.

                   Stockholders may present proposals that are proper subjects for consideration at the annual meeting even if the proposal is not submitted by the deadline for inclusion in the proxy materials. To do so, the proposal must be received not less than 90 but no more than 120 days prior to the date of the 2011 Annual Meeting of Stockholders; provided, however, that if notice or public disclosure of the date of the 2011 Annual Meeting of Stockholders is not made at least 100 days prior to the date of the meeting, notice by the stockholder must be received no later than the close of business on the tenth day following the date the notice of the 2011 Annual Meeting of Stockholders was mailed or public disclosure was made.

                   Proxies for the 2011 Annual Meeting of Stockholders will confer discretionary authority to vote with respect to all proposals of which the Company does not receive proper notice by September 1, 2011.

BY ORDER OF THE BOARD OF DIRECTORS

Karen P. Gross
Vice President and Corporate Secretary

Denver, Colorado
October 8, 2010

                   Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the Annual Meeting, the Company will provide, without charge, a copy of its Annual Report on Form 10-K including financial statements and any required financial statement schedules, as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2010. Requests for a copy of the Annual Report should be mailed, faxed, or sent via e-mail to Karen P. Gross, Vice President and Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202-1132, 303-595-9385 (fax), or kgross@royalgold.com.

                   We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the Annual Report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials or the Annual Report, or to receive a separate copy of our proxy materials in the future, stockholders may contact us at the following address:

Karen P. Gross
Vice President and Corporate Secretary
Royal Gold, Inc.
1660 Wynkoop Street, Suite 1000
Denver, Colorado 80202-1132,
303-595-9385 (fax)
kgross@royalgold.com

Stockholders who hold shares in street name (as described on page 3) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Appendix A

ROYAL GOLD, INC.
2004 OMNIBUS LONG-TERM INCENTIVE PLAN
Adopted on November 10, 2004, as amended

                   Royal Gold, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 2004 Omnibus Long-Term Incentive Plan (the "Plan"), as follows:

1.                PURPOSE

                   The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.                DEFINITIONS

                   For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

                   2.1   "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

                   2.2   "Annual Incentive Award" means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

                   2.3   "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights, or cash award under the Plan.

                   2.4   "Award Agreement" means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

                   2.5   "Benefit Arrangement" shall have the meaning set forth in Section 15 hereof.

                   2.6   "Board" means the Board of Directors of the Company.

                   2.7   "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

                   2.8   "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

                   2.9   "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

                   2.10 "Company" means Royal Gold, Inc.

                   2.11 "Corporate Transaction" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

                   2.12 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

                   2.13 "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                   2.14 "Dividend Equivalent Right" means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

                   2.15 "Effective Date" means November 17, 2010, the date the Plan, as amended, is approved by the stockholders of the Company.

                   2.16 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

                   2.17 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

                   2.18 "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

                   2.19 "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

                   2.20 "Grantee" means a person who receives or holds an Award under the Plan.

                   2.21 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

                   2.22 "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

                   2.23 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

                   2.24 "Option Price" means the exercise price for each share of Stock subject to an Option.

                   2.25 "Option Proceeds" means, with respect to an Option, the sum of (i) the Option Price paid in cash, if any, to purchase shares of Stock under such Option, plus (ii) the value of all Federal, state, and local deductions to which the Company is entitled with respect to the exercise of such Option determined using the highest Federal tax rate applicable to corporations and a blended tax rate for state and local taxes based on the jurisdictions in which the Company does business and giving effect to the deduction of state and local taxes for Federal tax purposes.

                   2.26 "Other Agreement" shall have the meaning set forth in Section 15 hereof.

                   2.27 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

                   2.28 "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

                   2.29 "Plan" means this Royal Gold, Inc. 2004 Omnibus Long-Term Incentive Plan.

                   2.30 "Purchase Price" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

                   2.31 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

                   2.32 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

                   2.33 "SAR Exercise Price" means the per share exercise price of an SAR granted to a Grantee under Section 9 hereof.

                   2.34 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

                   2.35 "Service" means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

                   2.36 "Service Provider" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

                   2.37 "Stock" means the common stock, par value $.01 per share, of the Company.

                   2.38 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9 hereof.

                   2.39 "Stock Unit" means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

                   2.40 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

                   2.41 "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

                   2.42 "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

                   2.43 "Unrestricted Stock" means an Award pursuant to Section 11 hereof.

3.                ADMINISTRATION OF THE PLAN

3.1.            Board.

                   The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2.            Committee.

                   The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

                   (i)    Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and who comply with the independence requirements of the stock exchange on which the Common Stock is listed.

                   (ii)    The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

                   In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3.            Terms of Awards.

                   Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

                   (i)    designate Grantees,

                   (ii)    determine the type or types of Awards to be made to a Grantee,

                   (iii)   determine the number of shares of Stock to be subject to an Award,

                   (iv)   establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

                   (v)   prescribe the form of each Award Agreement evidencing an Award, and

                   (vi)   amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

                   As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

                   Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower exercise price without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17.

3.4.            Deferral Arrangement.

                   The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. Any such deferrals shall be made in compliance with Code Section 409A.

3.5.            No Liability.

                   No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6.            Book Entry.

                   Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.                STOCK SUBJECT TO THE PLAN

                   Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be the sum of two million six hundred thousand (2,600,000), and any shares of Stock available for grant (including shares which become available due to forfeitures of outstanding awards) under the Company's Equity Incentive Plan. Notwithstanding the preceding sentence and also subject to adjustment as provided in Section 17 hereof, the aggregate number of shares of Stock which cumulatively may be available for issuance pursuant to Awards other than Awards of Options or SARs shall not exceed eight hundred thousand (800,000), and the aggregate number of shares of Stock that may be issued under the Plan as incentive stock options shall not exceed two million six hundred thousand (2,600,000). If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. The number of shares of Stock reserved under this Section 4 shall be increased by the number of any shares of Stock that are repurchased by the Company with Option Proceeds in respect of the exercise of an Option; provided, however, that the number of shares of Stock contributed to the number of shares reserved under this Section 4 in respect of the use of Option Proceeds for repurchase shall not be greater than: (A) the amount of such Option Proceeds divided by, (B) the Fair Market Value on the date of exercise of the applicable Option. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of shares of Stock reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

5.                EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.            Effective Date.

                   The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company's stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

5.2.            Term.

                   The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3.            Amendment and Termination of the Plan.

                   The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.

6.                AWARD ELIGIBILITY AND LIMITATIONS

6.1.            Service Providers and Other Persons.

                   Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, (ii) any Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2.            Successive Awards.

                   An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.            Limitation on Shares of Stock Subject to Awards and Cash Awards.

                   During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

                   (i)    the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is one hundred thousand (100,000) per calendar year;

                   (ii)    the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is one hundred thousand (100,000) per calendar year; and

                   (iii)   the maximum amount that may be earned as an cash Annual Incentive Award or other cash Award in any calendar year by any one Grantee shall be $1,000,000, and the maximum amount that may be earned as a cash or cash denominated Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $2,000,000.

                   The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

6.4.            Stand-Alone, Additional, Tandem, and Substitute Awards.

                   Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the Option Price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an Option Price "discounted" by the amount of the cash compensation surrendered).

7.                AWARD AGREEMENT

                   Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.                TERMS AND CONDITIONS OF OPTIONS

8.1.            Option Price.

                   The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.            Vesting.

                   Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

8.3.            Term.

                   Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

8.4.            Termination of Service.

                   Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.            Limitations on Exercise of Option.

                   Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

8.6.            Method of Exercise.

                   An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

8.7.            Rights of Holders of Options.

                   Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.            Delivery of Stock Certificates.

                   Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.9.            Transferability of Options.

                   Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.          Family Transfers.

                   If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.          Limitations on Incentive Stock Options.

                   An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.                TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.            Right to Payment.

                   An SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award.

9.2.            Other Terms.

                   The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

10.              TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1.          Grant of Restricted Stock or Stock Units.

                   Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

10.2.          Restrictions.

                   At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Notwithstanding the foregoing and except in the case of accelerated vesting for Grantees whose age plus years of Service total at least sixty-five (65), (i) Restricted Stock that vests solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date and (ii) Restricted Stock for which vesting may be accelerated by achieving performance targets shall not vest in full in less than one (1) year from the Grant Date. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

10.3.          Restricted Stock Certificates.

                   The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4.          Rights of Holders of Restricted Stock.

                   Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

10.5.          Rights of Holders of Stock Units.

10.5.1.       Voting and Dividend Rights.

                   Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

10.5.2.       Creditor's Rights.

                   A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.          Termination of Service.

                   Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

10.7.          Purchase of Restricted Stock.

                   The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

10.8.          Delivery of Stock.

                   Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

11.              TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

                   The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12.              FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1.          General Rule.

                   Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2.          Surrender of Stock.

                   To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company and if so required by the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3.          Cashless Exercise.

                   With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

12.4.          Other Forms of Payment.

                   To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13.              TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1.          Dividend Equivalent Rights.

                   A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

13.2.          Termination of Service.

                   Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.              TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

14.1.          Performance Conditions.

                   The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

14.2.          Performance or Annual Incentive Awards Granted to Designated Covered Employees.

                   If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.

14.2.1.       Performance Goals Generally.

                   The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

14.2.2.       Business Criteria.

                   One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity; (15) revenue; (16) free cash flow and free cash flow per share; and (17) royalty ounces in reserve. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.

14.2.3.       Timing For Establishing Performance Goals.

                   Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

14.2.4.       Performance or Annual Incentive Award Pool.

                   The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

14.2.5.       Settlement of Performance or Annual Incentive Awards; Other Terms.

                   Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

14.3.          Written Determinations.

                   All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

14.4.          Status of Section 14.2 Awards Under Code Section 162(m).

                   It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.              PARACHUTE LIMITATIONS

                   Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment, provided, however, that in order to comply with Code Section 409A, the reduction or elimination will be performed in the order in which each dollar of value subject to an Award reduces the Parachute Payment to the greatest extent.

16.              REQUIREMENTS OF LAW

16.1.          General.

                   The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2.          Rule 16b-3.

                   During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.              EFFECT OF CHANGES IN CAPITALIZATION

17.1.          Changes in Stock.

                   If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or

SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2.          Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

                   Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

17.3.          Corporate Transaction.

                   Subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4:

                   (i)    upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock and all Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed and the shares of stock subject to such Stock Units shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

                   (ii)    either of the following two actions shall be taken:

                   (A)   fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

                   (B)   the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

                   With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

                   This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Restricted Stock and Stock Units theretofore granted, or for the substitution for such Options, SARs, Restricted Stock and Stock Units for new common stock options and stock appreciation rights and new common stock restricted stock and stock units relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs, Restricted Stock and Stock Units theretofore granted shall continue in the manner and under the terms so provided.

17.4.          Adjustments.

                   Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.

17.5.          No Limitations on Company.

                   The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.              GENERAL PROVISIONS

18.1.          Disclaimer of Rights.

                   No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2.          Nonexclusivity of the Plan.

                   Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3.          Withholding Taxes.

                   The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. In no case shall the shares withheld or delivered exceed the minimum required federal, state, and FICA statutory withholding rates. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

18.4.          Captions.

                   The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5.          Other Provisions.

                   Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.6.          Number and Gender.

                   With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.7.          Severability.

                   If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8.          Governing Law.

                   The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

Section 18.9. Section 409A

                   The Board intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Grants hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Grant granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

ROYAL GOLD, INC.

1660 WYNKOOP ST., SUITE 1000

DENVER, CO 80202-1132

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR the following:

1.	Election of Directors

	Nominees	For	Against	Abstain

1a.	William Hayes	☐	☐	☐

1b.	James W. Stuckert	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2. and 3..		For	Against	Abstain

2.

PROPOSAL to approve amendments to the Company’s 2004 Omnibus Long-Term Incentive Plan and, for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, to re-approve the material terms of performance-based compensation.

		☐	☐	☐

3.	PROPOSAL to ratify the appointment of Ernst & Young LLP as independent registered public accountants of the Company for the fiscal year ending June 30, 2011.	☐	☐	☐

NOTE: In their discretion, the Proxies are also authorized to vote all of the shares of the undersigned upon such other business as may properly come before the Meeting. Management and Directors are not currently aware of any other matters to be presented at the Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement, Annual Report is/are available at www.proxyvote.com.

ROYAL GOLD, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stanley Dempsey and M. Craig Haase, or either of them, as attorneys, agents and proxies each with full power of substitution to vote, as designated on the reverse side, all the shares of Common Stock of Royal Gold, Inc. held of record by the undersigned on September 23, 2010, at the Annual Meeting of Stockholders of Royal Gold, Inc. (the “Meeting”) which will be held on November 17, 2010, at the Oxford Hotel, Sage Room, 1600 Seventeenth Street, Denver, Colorado 80202, at 9:30 a.m., Mountain Standard Time, or at any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

The undersigned acknowledges receipt of this Proxy and a copy of the Notice of Annual Meeting and Proxy Statement, dated October 8, 2010.

Continued and to be signed on reverse side

Security Class 9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Fold Fold Intermediary Voting Instruction Form ("VIF") - Annual Meeting of Stockholders of Royal Gold, Inc. to be held on November 17, 2010 REGISTERED SHAREHOLDERS RG Exchangeco Inc. B1234567890 X X X Holder Account Number 1. We are sending you the enclosed proxy related materials that relate to an annual meeting of the stockholders of Royal Gold, Inc. You are receiving these materials because you are a holder, or the intermediary identified above is a holder on your behalf, of exchangeable shares of RG Exchangeco Inc. and you are entitled to vote the exchangeable shares at the meeting. In order to vote, you must instruct Computershare Trust Company of Canada (the “Trustee”) to vote on your behalf by completing this VIF or attend the meeting in person. 2. We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and return the information requested in this VIF to provide your voting instructions to us promptly. 3. If you wish to attend the meeting in person or appoint some other person or company, who need not be a shareholder, to attend and act on your behalf at the meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the space provided (please see reverse). You may also appoint a designated agent or representative of Royal Gold, Inc. to act on your behalf at the meeting. 4. This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate. 5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by the Trustee to you. 6. When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the exchangeable shares you hold, or that are held on your behalf, will not be voted. 7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the Notice of Meeting or other matters as may properly come before the meeting or any adjournment or postponement thereof. 8. Your voting instructions will be recorded on receipt of the VIF and a legal form of proxy will be submitted on your behalf. 9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities. 10. If you have any questions regarding the enclosed documents, please contact the representative who services your account. 11. This VIF should be read in conjunction with the accompanying documentation provided by Management. VIFs submitted must be received by 5:00 pm, Calgary, Alberta, Canada Time, on Thursday, November 11, 2010. You must return this VIF by mail in the envelope provided to you to the following address: Computershare Trust Company of Canada 9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 Voting by Internet or telephone are not available, and unless your VIF is received by the Trustee by the time and date stated above, the Exchangeable Shares you hold, or that are held on your behalf, will not be voted. VIFs submitted must be received by 5:00 pm, Calgary, Alberta, Canada Time, on Thursday, November 11, 2010.

RXGQ 0 3 4 7 9 9 Fold Fold. A R 0 00RKQE Authorized Signature(s) - This section must be completed for your instructions to be executed. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated. DD / MM / YY . Signature(s) Date Appointee(s) If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse). I/We being holder(s) of exchangeable shares (“Exchangeable Shares”) of RG Exchangeco Inc. hereby appoint: Computershare Trust Company of Canada (the “Trustee”) OR As my/our appointee to attend, act and to vote in accordance with the following direction and on all other matters that may properly come before the Annual Meeting of Stockholders of Royal Gold, Inc. to be held at the Oxford Hotel, Sage Room, 1600 Seventeenth Street, Denver, CO 80202 on Wednesday, November 17, 2010 at 9:30 a.m., Mountain Standard Time, and at any adjournment or postponement thereof. Management and directors of Royal Gold, Inc. are not currently aware of any other matters to be presented at the meeting. VOTING RECOMMENDATIONS OF THE DIRECTORS OF ROYAL GOLD, INC. ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 4. Appointment of Auditors To ratify the appointment of Ernst & Young LLP as independent registered public accountants of Royal Gold, Inc. for the fiscal year ending June 30, 2011. For Against Abstain For Against Abstain For Against Abstain For Against Abstain 3. Amendment to Royal Gold Inc.’s 2004 Omnibus Long-Term Incentive Plan Approve amendments to Royal Gold’s 2004 Omnibus Long-Term Incentive Plan and, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, to re-approve the material terms of performance-based compensation. 2. Election of Director To elect James W. Stuckert as a director of Royal Gold, Inc. to serve until the 2013 Annual Meeting of Stockholders of Royal Gold, Inc. 1. Election of Director To elect William Hayes as a director of Royal Gold, Inc. to serve until the 2013 Annual Meeting of Stockholders of Royal Gold, Inc.